SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 1999



                                SSE TELECOM, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



     0-16473                                             52-1466297
(Commission File No.)                         (IRS Employer Identification No.)



                            47823 Westinghouse Drive
                                Fremont, CA 94539
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 657-7552

Item 2.       Acquisition or Disposition of Assets.

Media4, Inc., a Georgia Corporation ("Media4")was merged with and into Echostar Acquisition Corporation, a Colorado corporation ("Merger Sub") and wholly owned subsidiary of Echostar Communications Corporation, a Nevada corporation ("Echostar"), pursuant to an Agreement and Plan of Merger dated February 1, 1999 (the "Merger Agreement"). Merger Sub continued as the surviving corporation and was renamed "Media4, Inc." The Registrant and other stockholders of Media4 were additional parties to the Merger Agreement. The terms of the Merger Agreement were negotiated at arms' length among all of the parties.

The Merger of Media4 with and into Merger Sub (the "Merger") became effective at the time of the filing of Articles of Merger with the Secretaries of State of Georgia and Colorado on February 1, 1999 (the "Effective Time"). At the Effective Time: (i) Media4 ceased to exist; and (ii) subject to the provisions of the Merger Agreement relating to the payment of cash in lieu of fractional shares, each issued share of Media4 common stock, $.01 par value, owned by the Registrant and other stockholders which was outstanding immediately prior to the Effective Time was converted into and exchanged for .6836 shares of Echostar Class A Common Stock, $.01 par value (the "Exchange Ratio") The Exchange Ratio and the ultimate number of shares to be issued by Echostar to the Registrant and the other stockholders of Media4 was calculated by using the closing price of Echostar common stock on the day which is two trading days prior to the Effective Time. The Registrant and the other stockholders who were parties to the Merger Agreement also received certain demand registration rights pursuant to a Registration Rights Agreement.

Item 7.       Exhibits.


(a) Exhibits.

2.1 Agreement and Plan of Merger, dated as of February 1, 1999, by and among Echostar Communications Corporation, a Nevada corporation, Echostar Acquisition Corporation, a Colorado Corporation, Media4, Inc., a Georgia corporation, James
A. Stratigos, a resident of Georgia, Jeffrey J. Meyers, a resident of Georgia, John M. Yakemovic, a resident of Georgia, Alcatel Telespace, S.A., a company organized under the laws of France, Allen & Company, Incorporated, a New York corporation, Intel Corporation, a Delaware corporation, and the Registrant.

4.1 Registration Rights Agreement, dated February 1, 1999, by and among Echostar Communications Corporation, a Nevada corporation, James A. Stratigos, a resident of Georgia, Jeffrey J. Meyers, a resident of Georgia, John M. Yakemovic, a resident of Georgia, Alcatel Telespace, S.A., a company organized under the laws of France, Allen & Company, Incorporated, a New York corporation, Intel Corporation, a Delaware corporation, and the Registrant.





SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                SEE TELECOM, INC.


Dated:  February 12, 1999                           By:  /s/ Leon F. Blachowicz
                                                    ---------------------------
                                                    Leon F. Blachowicz
                                                    Chief Executive Officer

EXHIBIT 2.1


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of the day of February, 1999, by and among ECHOSTAR COMMUNICATIONS CORPORATION, a Nevada corporation ("EchoStar"), ECHOSTAR ACQUISITION CORPORATION, a Colorado corporation ("Newco"), MEDIA4, INC., a Georgia corporation (the "Company"), James A. Stratigos, Jr., a resident of Georgia ("Mr. Stratigos"), Jeffrey J. Meyers, a resident of Georgia ("Mr. Meyers"), John M. Yakemovic, a resident of Georgia ("Mr. Yakemovic") (Mr. Stratigos, Mr. Yakemovic, and Mr. Meyers collectively, the "Founders"), Alcatel C.I.T., S.a., an entity organized under the laws of France and the successor to the rights and obligations of Alcatel Telespace, S.A., ("Alcatel"), Allen & Company, Incorporated, a New York corporation ("Allen"), Intel Corporation, a Delaware corporation ("Intel"), and SSE Telecom, Inc., a Delaware corporation ("SSET") (the Founders, Allen, Intel, and SSET collectively, the "Company Stockholders") (EchoStar, Newco, the Company, and the Company Stockholders are sometimes herein collectively referred to as the "Constituent Parties").

                                    RECITALS:

         A. EchoStar, Newco and the Company desire to effect the merger of the Company with and into Newco, pursuant to the terms of this Agreement, so that the surviving corporation will be a wholly owned subsidiary of EchoStar.

         B. The Boards of Directors of EchoStar, Newco, the Company, and the Company Stockholders (as the sole holders of capital stock in the Company), deeming it advisable and in their respective best interests, have approved the merger of the Company with and into Newco, upon and subject to the terms, conditions and provisions set forth in this Agreement.

         C. For corporate law purposes, the transaction contemplated by this Agreement constitutes a merger in accordance with the Colorado Business Corporation Act and Georgia Business Corporation Code Section 14-2-1107.

         D. For federal income tax purposes, EchoStar, Newco, the Company, and the Company Stockholders intend that the transaction contemplated by this Agreement shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         E. For  accounting  purposes,  EchoStar,  Newco,  the Company,  and the
Company   Stockholders  intend  that  the  merger  be  recorded  as  a  purchase transaction.

                                   AGREEMENT:

         NOW, THEREFORE, it is agreed by and among the parties hereto as follows:

                                    ARTICLE I
                                   THE MERGER

          1.1 Merger. At the Effective Time (as defined in Section 1.3 hereof), the Company shall be merged with and into Newco (the "Merger") pursuant to the Colorado Business Corporation Act of the State of Colorado and the Georgia Business Corporation Code (collectively, the "Corporation Law") in accordance with this Agreement and the Merger Documents defined in Section 1.2 hereof. Thereupon, the corporate identity and existence of Newco, with all its rights, privileges, immunities, powers and purposes, shall continue unaffected and unimpaired by the Merger, and the corporate identity and existence, with all the rights, privileges, immunities, powers and purposes, of the Company shall be merged into Newco as the corporation surviving the Merger, and Newco shall be fully vested therewith. The separate identity, existence and corporate organization of the Company shall cease upon the Merger becoming effective, and thereupon Newco shall continue as the surviving corporation (herein sometimes called the "Surviving Corporation"); provided that Newco, as the Surviving Corporation, will have the name "Media4, Inc.".

         1.2 Filing of Merger Documents. At or before the Closing (as defined in
Section 2.1 hereof), the Company and Newco shall cause articles of merger and such other documents as are necessary under the Corporation Law (the "Merger Documents"), in the form attached hereto as EXHIBIT 1.2, to be executed. The Constituent Parties shall file the Merger Documents with respective Secretaries of State of the States of Colorado and Georgia as provided in the Corporation Law upon the Closing.

          1.3 Effective Time of the Merger. The Merger shall be effective as provided in the Merger Documents and upon the filing thereof with the respective Secretaries of State of the States of Georgia and Colorado, which time is herein sometimes referred to as the "Effective Time".

          1.4 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to any property or rights of the Company acquired or to be acquired by Newco by reason of, or as a result of the Merger, the Constituent Parties agree that Newco, the Company, and their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Company, the proper officers and directors of Newco and the proper officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company, Newco and the Surviving Corporation, respectively, to take any and all such action.

1.5 Conversion. At the Effective Time, all of the issued and outstanding shares of capital stock of the Company shall, by virtue of the Merger and without any action on the part of any shareholder of the Company, become or be converted or canceled as follows:

                  (a) Except as provided in Section 1.5(b) and 1.5(d), each issued common share, $.01 par value, of the Company as of the Closing (the "Company Stock") shall be converted into and exchanged for 0.6836 (such number being hereinafter referred to as the "Exchange Ratio") shares of fully paid and nonassessable EchoStar Class A Common Stock, $.01 par value ("EchoStar Stock"). The Exchange Ratio shall be adjusted to reflect any stock split, stock dividend, combination, reorganization or similar adjustment of the capital stock of EchoStar which occurs prior to Closing.

                  (b) No fractional shares of EchoStar Stock shall be issued in the Merger. In lieu of the issuance or recognition of fractional EchoStar Stock, cash equal to the value of such fractional share on the Closing Date shall be paid to each holder of Company Stock converting a fractional share as provided in this Section 1.5.

         (c) Each share of Newco stock issued and outstanding immediately prior to the Effective Time of the Merger shall remain outstanding after the Merger, and shall constitute all of the outstanding shares of the Surviving Corporation immediately after the Effective Time.


                  (d) Any Company shares held in the treasury of Company shall be cancelled and retired. No cash, securities or other consideration shall be paid or delivered in exchange for such Company shares under this Agreement.

                  (e) Upon completion of the conversion and cancellation described in this Section 1.5, EchoStar will own all of the issued and outstanding capital stock of the Surviving Corporation, and all such stock shall have been duly authorized and validly issued, and be fully paid and nonassessable, with no pre-emptive or other rights in the Surviving Corporation held by any person or entity.

         1.6 Exchange of Certificates. At or after the Effective Time and at Closing:

                 (a) Each of the Company Stockholders shall, upon surrender of certificates representing such Company Stock, receive the number of shares of EchoStar Stock determined as set forth in Section 1.5.
        Schedule 1.6 attached hereto and incorporated herein sets forth a list of all Company Stockholders by name, address, tax identification number and number of shares owned, and the number of shares of EchoStar Stock to be received, all as of the date of this Agreement.

                 (b) Until the certificates representing the Company Stock have been surrendered by the Company Stockholders and replaced by shares of EchoStar Stock in accordance with this Agreement, the certificates for the Company Stock shall, for all corporate purposes, be deemed to be evidence of the right to receive the EchoStar Stock as set forth in this Agreement. Whether or not a certificate is surrendered, from and after the Effective Time, such certificates shall under no circumstances evidence, represent or otherwise constitute any stock or other interest whatsoever in Newco, the Surviving Corporation or any other person, firm or corporation other than EchoStar or its successors. By virtue of the Merger and without any action of the Company Stockholders, the Company Stock shall otherwise be deemed canceled as of the Effective Time.

         1.7 Deliveries. The Company Stockholders shall deliver at Closing the certificates representing the Company Stock, together with any necessary endorsements and with all necessary transfer tax and other revenue stamps, acquired at the expense of the Company Stockholders, affixed and canceled. The Company Stockholders agree to cure any deficiencies with respect to the endorsement of the certificates or other documents of conveyance with respect to such Company Stock or with respect to the stock powers accompanying any Company Stock. Subject to EchoStar's: (i) prior receipt of the certificates representing the Company Stock in accordance with this Section; and (ii) confirmation of the effectiveness of the Merger, EchoStar shall deliver at the Closing the EchoStar Stock. In the event any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Company Stockholder claiming such certificate to be lost, stolen or destroyed and subject to such other conditions as the Board of Directors of EchoStar may impose, EchoStar shall issue in exchange for such lost, stolen or destroyed certificate the EchoStar Stock certificate otherwise due such Company Stockholder. When authorizing such issue of the EchoStar Stock in exchange therefor, the Board of Directors of EchoStar may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to provide EchoStar and its transfer agent a bond or other surety in such sum as EchoStar may reasonably direct as indemnity against any claim that may be made with respect to the certificate alleged to have been lost, stolen or destroyed.

          1.8 Purchase Accounting. It is the intention of the parties hereto that the Merger be treated for financial reporting purposes as a purchase transaction.

          1.9 Tax-Free Reorganization. It is the intention of the parties hereto that the Merger constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code, by reason of the application of Section 368(a)(2)(D) of the Code, and that this Agreement and exhibits and Schedules hereto constitute a plan of reorganization.

         1.10 Tax Status. The Company, the Company Stockholders, and EchoStar intend the Merger to constitute a plan of reorganization pursuant to Section
368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, provided, however, that notwithstanding this statement of intent and the similar statements in Recital D and Sections 3.39 and 4.9 of this Agreement, the Company and the Company Stockholders have concluded that the Merger, and the transactions contemplated hereby, as currently structured and under existing tax law, will provide the tax treatment to the Company and the Company Stockholders desired by them, and that regardless of the actual tax outcome of the transactions, no Constituent Party shall raise such tax treatment as an impediment to the Merger.


         1.11 Exercise of Options to Purchase Company Stock. If any of the holders of options granted under the Company's 1995 Stock Option Plan (the "Company ISO Plan") exercise any vested options and acquire shares of Company Stock prior to the Closing, and pay in full in cash the aggregate exercise price for such shares, then EchoStar shall issue and deliver to such stockholders additional EchoStar Shares at the Exchange Ratio in accordance with Section 1.5(a).

         1.12 Company ISO Plan. At the Effective Time, EchoStar shall assume the Company's rights and obligations under each of the outstanding options previously granted under the Company ISO Plan, a complete list (including grantee names, vesting schedule, number of shares, and grant date) of which appears on the attached Schedule 1.12 (each such option existing immediately prior to the Effective Time being called an "Existing Option", and each such option so assumed by EchoStar being called an "Assumed Option"), by which assumption the optionee shall have the right to purchase that number of shares of EchoStar Stock (rounded down to the nearest whole) into which the number of shares of Company Stock the optionee was entitled to purchase under the Existing Option would have been converted pursuant to the terms of the Merger as described in Section 1.5(a) hereof. Each Assumed Option shall constitute a continuation of the Existing Option, substituting EchoStar for Acquired Company as issuer and employment by EchoStar, the Company or one of their respective direct or indirect subsidiaries for employment by the Acquired Company. The aggregate exercise price for the total number of shares of EchoStar Stock at which the Assumed Option may be exercised shall be the aggregate exercise price at which the Existing Option was exercisable for the total number of shares of Company Stock subject to the Existing Option. The purchase price per share of EchoStar Stock thereunder shall be such aggregate price divided by the total number of whole shares of EchoStar Stock covered thereby. The assumption of the Assumed Options by EchoStar as provided in this Section 1.12 shall not, except as provided herein, provide the holders thereof additional benefits which they did not have immediately prior to the Effective Time or relieve the holders thereof of any obligations or restrictions applicable to the Assumed Options or the shares of EchoStar Stock obtainable upon exercise of the Assumed Options. There shall be no acceleration of the vesting schedule for any Existing Option as a result of the consummation of the Merger. From and after the date of this Agreement, no additional options shall be granted by the Company under the Company ISO Plan or otherwise.

         1.13 Restricted Stock. The Company and the Company Stockholders acknowledge and agree that all EchoStar Stock issued to Company Stockholders hereunder shall bear a prominent legend restricting the sale or other transfer thereof unless such shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, and with any applicable state in compliance with the securities laws of such state (collectively, "Securities Laws") or unless the Company Stockholder delivers a legal opinion acceptable to EchoStar's General Counsel that such sale or other transfer is exempt from registration in compliance with Securities Laws.

                                   ARTICLE II
                        CLOSING AND CONDITIONS TO CLOSING

         2.1 Closing. Consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of EchoStar, at 5701
S. Santa Fe Drive, Littleton, Colorado, commencing at 10:00 a.m., local time, on Monday, February 1, 1999 or as soon as possible thereafter when each of the other conditions set forth in Sections 2.2 and 2.3 have been satisfied or waived, and shall proceed promptly to conclusion, or at such other place, time and date as shall be fixed by mutual agreement between EchoStar and the Company. The date on which the Closing shall occur is referred to herein as the "Closing Date".

         2.2  Conditions  to  EchoStar's  and  Newco's   Obligations  to  Close.
EchoStar's and Newco's obligations to close the Merger and the other transactions contemplated by this Agreement shall be contingent upon the satisfaction of the following conditions precedent, any of which may be waived in whole or in part at the sole discretion of EchoStar and Newco:

                  (a) the receipt of an opinion of legal Counsel to the Company in substantially the form attached hereto as EXHIBIT 2.2(a);

                  (b) all  representations and warranties of the Company and the
        Company Stockholders contained in this Agreement shall be, if specifically qualified by materiality, true and correct in all respects and, if not so qualified, shall be true and correct in each case at and as of the Closing Date;

                  (c) the Company and the Company Stockholders shall have performed in all material respects each of its and their respective obligations and agreements required to be so performed under this Agreement prior to Closing;

                  (d) receipt by EchoStar of the waivers, consents, or approvals required by Schedule 3.19 hereof, and the items specified in Section 2.4, in form and substance reasonably acceptable to EchoStar;

                  (e) each of the Founders shall have entered into employment agreements, in substantially the forms attached hereto as EXHIBIT 2.2(e) (the "Employment Agreements") with and including the Company as the employer, providing for the following:

                           (i) an  initial  term of  three  (3)  years  from the
                  Closing, and to continue thereafter from month-to-month until terminated by the employer or the employee on not less than forty-five (45) day's notice;

(ii)     restrictive covenants and non-competition provisions;

(iii) termination, without any obligation or liability, of all prior employment agreements existing at the time of this Agreement; and

                           (iv) such further terms and provisions as shall be agreed to by EchoStar, Newco and each of the Founders;

                  (f) all employees of the Company shall have signed the Company's Employee Proprietary Information Agreement (in the form previously provided to EchoStar), as a condition to such employee's continued employment after the Closing;

                  (g) SSET shall have converted all of the outstanding "Media4, Inc. Convertible Debentures" held by it (as listed on Schedule 2.2(g) attached hereto) (the "SSE Debentures"), into 79,503 shares of Company Stock in accordance with the terms and conditions of the Debentures;

                  (h) the Founders and EchoStar shall have entered into a Shareholders Agreement in substantially the form attached hereto as
         EXHIBIT 2.2(h);

         (i) there shall be no material adverse change to the financial condition of the Company from that reflected in the Company's December Financial Statements (as defined in Section 3.5); and


(j) compliance with any and all applicable laws, including without limitation federal and state securities laws.

         2.3 Conditions to the Company's Obligation to Close. The Company's obligation to close the Merger and the other transactions contemplated by this Agreement shall be contingent upon the satisfaction of the following conditions precedent, any of which may be waived in whole or in part in the sole discretion of the Company:

                  (a) the receipt of an opinion of legal counsel of EchoStar and Newco in substantially the form attached hereto as
         EXHIBIT 2.3(a);

                  (b) all representations and warranties of EchoStar and Newco contained in this Agreement shall be, if specifically qualified by materiality, true and correct in all respects and, if not so qualified, shall be true and correct in each case at and as of the Closing Date;

                  (c) EchoStar and Newco shall have performed in all material respects their respective obligations and agreements required to be so performed under this Agreement prior to the Closing;

                  (d) there shall be no material adverse change in the financial condition of EchoStar from that reflected in the EchoStar Financial Statements (as defined in Section 4.5); and

                  (e) EchoStar and the Company Stockholders shall have entered into the Registration Rights Agreement in the form attached hereto as
         EXHIBIT 2.3(e) (the "Registration Rights Agreement").

         2.4 Deliveries by the Company at Closing. At the Closing, the Company shall deliver to EchoStar and Newco the following (fully executed where appropriate) documents:

                  (a) A  copy  of  resolutions  duly  adopted  by the  Board  of
        Directors of the Company and consent resolutions signed by each of the Company Stockholders (including evidence of proper notice and disclosure), authorizing this Agreement and the consummation of the transactions contemplated hereby, each of which shall be in full force and effect at the time of delivery, certified by the Secretary of the Company as of the Closing Date.

                  (b)      The Employment Agreements.

                  (c) The complete original minute book and corporate seal of the Company, and the stock certificate books containing all unissued certificates, canceled certificates, lost stock affidavits and indemnities, and records of the stock transfers of the Company.

                  (d) Written resignations, effective as of the Closing Date, of all directors and officers of the Company.

                  (e) The opinion of Arnall Golden & Gregory, LLP, counsel for the Company, described in Section 2.2(a) above.

                  (f) Certificates of corporate existence respecting the Company from the State of Georgia.

                  (g) Waivers, consents and approvals required by Section 2.2(d) hereof.

(h) The certificates representing the Company Stock and such other documents as are contemplated by this Agreement or otherwise reasonably necessary to effect the Closing of the transactions contemplated herein.

(i) The Shareholders Agreement, executed by the Founders.

                  (j) A CT Corporation comprehensive search, dated within three business days of the Closing Date, for UCC filings since November 1, 1998 made by, on behalf of, or with respect to the Company in Barrow County, Georgia or Fulton County, Georgia (each, a "UCC Filing"), which search reveals no UCC Filings other than filings for which EchoStar is the secured party.

                  (k) Such other documents as are contemplated by this Agreement or otherwise reasonably necessary to effect the Closing of the transactions contemplated hereby as they are herein contemplated.

         2.5 Deliveries by EchoStar and Newco at Closing. At the Closing, EchoStar and Newco shall deliver, or cause to be delivered, to or for the benefit of the Company, the following (fully executed where appropriate) documents:

                  (a) Certificates representing the EchoStar Shares, registered in the names of the Company Stockholders.

                  (b) A copy of resolutions duly adopted by each of the Boards of Directors of EchoStar and Newco and (if required by law) by EchoStar as the sole stockholder of Newco, each of which shall be in full force and effect at the time of delivery, authorizing this Agreement and the consummation of the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of EchoStar and Newco as of the Closing Date.

                  (c) The opinion of David Moskowitz, General Counsel for EchoStar, as described in Section 2.3(a) hereof.

                  (d)      The Employment Agreements.

                  (e)  Certificates  of corporate  existence  respecting each of
         EchoStar   and  Newco  from  the   States  of  Nevada   and   Colorado,
         respectively.

                  (f) The Registration Rights Agreement executed by EchoStar.

                  (g) Such other documents as are contemplated by this Agreement or otherwise reasonably necessary to effect the Closing of the transactions contemplated hereby as they are herein contemplated.

                                   ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE FOUNDERS

         The Company and the Founders hereby, jointly and severally, represent and warrant to EchoStar and Newco as follows:

         3.1 Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. The Company has all requisite corporate power and authority to own its property, conduct the business in which it is engaged, and to enter into, deliver and perform this Agreement. The execution and delivery of this Agreement have been duly and validly authorized by the Board of Directors of the Company (including but not limited to the recommendation that the Company Stockholders vote to approve the Merger) and by the Company Stockholders, and no other corporate proceedings on the part of the Company and the Company Stockholders, nor approval or consent of any other person, entity, or agency, are necessary to authorize this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application in effect affecting creditors' rights and subject to the exercise of judicial discretion in accordance with general equitable principles. Included at Schedule 3.1 are true and complete copies of the Articles of Incorporation and by-laws of the Company, as amended to the date hereof.

         3.2 Similar Business Ownership. Except as set forth on Schedule 3.2, neither the Company, nor any Founder, nor any immediate family member of any of them:

                  (a) owns, directly or indirectly, any interest in, or is an officer, director or principal of any corporation, partnership, proprietorship, association or other entity (i) which is engaged in a business similar to that of the Company, (ii) which has conducted during 1996, 1997, 1998, or 1999 any business of any type whatsoever with the Company, or (iii) which is a party to any contract, agreement or transaction to which the Company is a party or to which it is bound, except contracts, agreements or transactions inherent in the capacity of such person as an officer, director or employee of the Company; or

                  (b) owns, directly or indirectly, in whole or in part, any property, assets or right, real, personal or mixed, tangible or intangible (including, but not limited to, any trademark, service mark, trade name, copyright or patent, or any pending application for any trademark, service mark, copyright or patent, or any invention, process, know-how or technology), which is used in the business or operations of the Company.

         3.3 Qualification of the Company in Other States. The Company is not qualified to do business as a foreign corporation in any state. Neither the nature of the business nor the character and location of the properties owned or leased by the Company makes qualification of it as a foreign corporation necessary under the laws of any jurisdiction except where the failure to so qualify would not have a material adverse effect on the business, assets or financial condition of the Company other than the obligation to pay nominal filing fees, franchise taxes and penalties in order to be qualified therein.

         3.4      Capitalization; Stock Ownership and Rights.

                  (a) The authorized capital stock of the Company consists solely of 10,000,000 shares of common stock, $.01 par value per share, and no other capital stock of any kind or class. Exactly 172,033 shares of the common stock of the Company are issued and outstanding. All of the outstanding shares of capital stock of the Company are held of record, by the Company Stockholders and in the amounts, as set forth on
         Schedule 1.6, and such shares are duly authorized, validly issued, fully-paid and non-assessable. The Company does not have outstanding any options or warrants to purchase, or contracts to issue, or contracts or any other rights entitling anyone to acquire, capital stock of the Company, or securities convertible into such capital stock, other than as set forth in Schedule 1.12. After the conversion of the SSE Debentures as contemplated in Section 2.2(g), and assuming that no option granted under the Company ISO Plan has been exercised, there will be 251,536 shares of the common stock of the Company issued and outstanding on the Closing Date, and all of such shares shall be duly authorized, validly issued, fully-paid and non-assessable, and issued in compliance with all applicable federal and state securities laws and regulations.

                  (b) Except as set forth on Schedule 3.4(b), there are no, nor is there any arrangement not yet fully performed which would result in any, outstanding options, warrants, agreements or other rights entitling any person or entity to purchase or acquire any shares of capital stock (whether unissued, treasury or issued and outstanding) of the Company. Schedule 3.4(b) includes and accurately describes each option granted under the Company ISO Plan. Except as set forth on
         Schedule 3.4(b), there are no outstanding securities of the Company or option or other rights to acquire securities of the Company, other than as set forth in Section 3.4(a).

                  (c) Attached hereto as Schedule 3.4(c) is a true and complete copy of the Company ISO Plan. All stock and stock options issued pursuant to the Company ISO Plan were issued in full compliance with the terms and conditions of: (i) Rule 701 under the Securities Act of 1933; (ii) the Company ISO Plan; and (iii) applicable incentive stock option tax regulations.

                  (d) None of the capital stock of the Company has been issued in violation of any federal, state or other law pertaining to the issuance of securities, or in violation of any rights, pre-emptive or otherwise, of any present or past stockholder of the Company.

         3.5 Company Financial Statements. Included in Schedule 3.5 are the audited financial statements of the Company for the year ended December 31, 1997 (the "Year End Financial Statements"). Also included in Schedule 3.5 are the unaudited balance sheet as of December 31, 1998 and unaudited statement of income of the Company for the twelve (12) month period ending December 31, 1998 (such balance sheet and statement of income, collectively, the "December Financial Statements"). The Year End Financial Statements and December Financial Statements (collectively, the "Financial Statements") are true, complete and correct in all material respects, were compiled from the books and records of the Company, and represent actual, bona fide transactions. The Financial Statements were prepared, in all material respects, in conformity with generally accepted accounting principles applied on a consistent basis. The balance sheets contained in the Financial Statements fairly present, in all material respects, the financial condition of the Company as of the respective dates of the Financial Statements, subject to the absence of footnotes and to normal year-end adjustments in the case of the December Financial Statements. The statements of operation and cash flows contained in the Financial Statements fairly present, in all material respects and subject to the absence of footnotes and to normal year-end adjustments in the case of the December Financial Statements, the results of the operations of the Company for the respective periods covered thereby and do not contain any unusual or material nonrecurring items, except as otherwise disclosed therein.

         3.6 Absence of Undisclosed Liabilities. As of the date of the Year End Financial Statements, the Company had no material (which term wherever used in this Section 3.6 shall mean greater than $5,000 in value) debts, obligations (including, but not limited to, obligations as a guarantor) or liabilities of any nature, whether fixed, absolute, accrued, contingent or otherwise (and whether known or not known to the Company), except as shown (and in the amounts shown) on the Year End Financial Statements or as shown on Schedule 3.6. Since the date of the Year End Financial Statements, the Company has not incurred or become subject to any material debts, obligations (including, but not limited to, obligations as a guarantor) or liabilities of any nature, whether fixed, absolute, accrued, contingent or otherwise (and whether known or not known to the Company), other than in connection with this transaction and debts, obligations and liabilities incurred in the ordinary course of business consistent with past practices, all of which have been paid in full or incurred in the ordinary course of business or are reflected on the December Financial Statements, and none of which (x) is inconsistent with the representations, warranties and covenants of the Company contained herein or with any other provisions of this Agreement, (y) has or may be expected to have a material, adverse effect on the business, financial condition, results of operations or prospects of the Company, or (z) constitutes a guarantee of any form or type.

         3.7 Absence of Certain Events. Since December 31, 1998, the Company has not, except as set forth on Schedule 3.7:
                  -------------------------

                  (a) issued, sold, purchased or redeemed any bonds, debentures, notes or other corporate securities, or issued, sold or granted any option, warrant or right to acquire any thereof;

                  (b) waived or released any debts, claims or rights of value or suffered any extraordinary loss or written down or off any asset, in all such cases in excess of $5,000 in the aggregate;

                  (c) other than in the ordinary course of business, made any capital expenditures or capital commitments in excess of $5,000 in the aggregate;

                  (d) made any change in the business or operations or the manner of conducting business or operations, other than changes in the lawful and ordinary course of business, none of which has, individually or in the aggregate, a material adverse effect on its business, financial condition, prospects or results of operations;

                  (e) terminated or placed on probation any officer or supervisory employee;

                  (f) experienced any resignations of, or had any disputes involving, the employment relationship with any of its employees which could have a material adverse affect on its business, financial condition, prospects or results of operation;

                  (g) suffered any casualty, damage, destruction or loss to any of its properties in excess of $5,000 in the aggregate;

                  (h) declared, set aside or paid any dividends or distributions in respect of shares of capital stock;

                  (i) paid or obligated itself to pay any bonuses or extraordinary compensation to, or made any increase in the compensation payable (or to become payable by it) to any of its directors, officers or employees;

                  (j) terminated or suffered the termination of any contract, lease, agreement, license or other instrument to which it is or was a party;

                  (k) adopted, modified or amended any plan or agreement so as to increase the benefits due the employees of the Company under any such plan or agreement;

                  (l) made any loan or advance to any person or entity (except a normal travel expense advance to its officers and employees) or (other than with the written consent of EchoStar) incurred any indebtedness for borrowed money;

                  (m) suffered any material adverse change in its income, business, financial condition, assets or results of operations;

                  (n) subjected any of its assets or properties to any liens, mortgages, security interests, claims, restrictions or encumbrances or to any other similar charge of any nature whatsoever;

                  (o) except as otherwise set forth herein, paid any funds to any of its officers or directors, or to any immediate family member of any of them, or any business or entity in which any of the foregoing have any direct or indirect interest, except for the payment of installments of annual salaries;

                  (p) disposed of or encumbered, or agreed to dispose of or encumber, any of its properties or assets, other than the sale of inventory in the ordinary course of business;

                  (q) entered into any transactions other than in the ordinary course of business, consistent with past practices;

                  (r) made any material change in accounting principles, methods or practices; or

                  (s) entered into any agreement or commitment (whether or not in writing) to do any of the above; and the Company has:

                  (t) used its best efforts to preserve the business and organization of the Company, and to keep available, without entering into any binding agreement, the services of the Company's employees, and to preserve the goodwill of the Company's customers and others having business relationships with the Company; and

                  (u) continued its business and maintained its operations and equipment, books of account, records and files in substantially the same manner as theretofore.

         3.8 Accounts Receivable. Except as otherwise may be specifically identified on the Year End Financial Statements, all accounts receivable (the "Receivables") of the Company which are reflected on the Year End Financial Statements, and all Receivables acquired or generated since the date of the Year End Financial Statements, are in all material respects valid, collectible, and bona fide Receivables arising from the furnishing of goods or services to customers in the ordinary course of business.

         3.9 Inventories. In all material respects, any and all inventories (the "Inventories") of the Company which are reflected on the Year End Financial Statements, plus any replacements for such items acquired on or before the Closing Date and any inventories acquired since the date of the Year End Financial Statements, and minus any such items sold by the Company in the ordinary course of business on or before the Closing Date, are properly valued at the lower of cost (first-in, first-out) or market in accordance with generally accepted accounting principles consistently applied and, except for obsolete and slow moving items which have been fully written off or reserved for and except for items sold in the ordinary course of business, consist of items of a quality and quantity currently usable and saleable in the ordinary course of business without markdown or discount.

         3.10 Contracts With Customers. Included as Schedule 3.10 is a true and complete listing (including names of parties and execution date) of each material contract, arrangement or commitment, whether oral or written, that the Company has with customers relative to the business conducted by the Company for such customers (collectively, the "Customer Contracts"). Except as explicitly stated on Schedule 3.10, each Customer Contract is a valid and subsisting agreement and has not been modified or amended. The Company has delivered to EchoStar prior to the date hereof a true and complete copy of each of the Customer Contracts which has been reduced to writing and a written description of any material oral Customer Contract. The Company is not in default under any Customer Contract nor, to the knowledge of the Company and the Founders, has any event occurred which, with notice or the passage of time, or both, would constitute a material default under any Customer Contract, and (a) to the knowledge of the Company and the Founders, there is no basis for any of the other parties to such Customer Contracts to assert that the Company is in default thereunder and (b) to the knowledge of the Company and the Founders, the other parties to such contracts, arrangements or commitments are not in default thereunder. Except as set forth on Schedule 3.19 (in which regard the Company shall obtain and deliver to Newco at or before Closing all necessary consents in form and substance acceptable to Newco), the consummation of the transactions as contemplated by this Agreement will not cause a default under any of the Customer Contracts. There are no existing material disputes between the Company and any other party to any Customer Contract.

         3.11 Contracts With Vendors. Included as Schedule 3.11 is a true and complete listing of each material contract, arrangement or commitment, whether oral or written, that the Company has with vendors or suppliers relative to the business conducted by the Company (the "Vendor Contracts"). Except as set forth on Schedule 3.11, each Vendor Contract is a valid and subsisting agreement and has not been modified or amended. The Company has delivered to EchoStar prior to the date hereof a true and complete copy of each of the Vendor Contracts which has been reduced to writing, and a written description of each of the Vendor Contracts which is oral in nature. The Company is not in material default under any of the Vendor Contracts nor, to the Company's knowledge, has any event occurred which, with notice or the passage of time, or both, would constitute a material default under any Vendor Contract; and (a) to the Company's knowledge, there is no basis for any of the other parties to such Vendor Contracts to assert that the Company is in default thereunder and (b) to the Company's knowledge, the other parties to such contracts, arrangements or commitments are not in default thereunder. Except as set forth in Schedule 3.19 (in which regard the Company will obtain and deliver to Newco at or before Closing all necessary consents in form and substance acceptable to Newco), the consummation of the transactions contemplated by this Agreement will not cause a default under any of the Vendor Contracts. There are no existing material disputes between the Company and any other party to the Vendor Contracts.

         3.12 Copyrights, Trademarks, Trade Names, Etc. Schedule 3.12 sets forth all material trade names, trademarks, service marks, registrations and applications therefor used by the Company. Subject to the restrictions set forth on Schedule 3.12, the Company owns such trademarks, trade names, service marks and copyrights as are used in or necessary to conduct its business. The Company, to the knowledge of the Company and the Founders, has not received notice of any claim that it is in violation of or infringing upon any trade name, trademark, service mark, copyright, patent or patent application of any third party.

         3.13 Patents. Schedule 3.13 sets forth all domestic and foreign patents, pending patent applications and patent rights owned by the Company. Except as otherwise explicitly stated in Schedule 3.13, the Company is the sole and exclusive owner of unencumbered title to all patents, pending patent applications, patent rights, know-how and other proprietary information which are material to the Company's MediaStream product line or to the business, operations and financial conditions of the Company or which are used or held for use in connection with the business and prospects of the Company. The Company has not received any oral or written notice asserting a claim challenging the ownership or validity of any of the foregoing. To the knowledge of the Company and the Founders, the business of the Company does not conflict with or infringe upon any patents, patent rights or licenses of others. No infringement by a third party of any proprietary right owned by or licensed by or to the Company is known to the Company or the Founders. Except as set forth in Schedule 3.13, the Company has not licensed or otherwise transferred to any third party any licenses or other rights (including, without limitation, any royalties) relative to the patents, pending patent applications and patent rights of the Company.

         3.14 Equipment, Furniture and Fixtures. Included as Schedule 3.14 is a true and complete list of all of the equipment (including, without limitation, machinery and automobiles), furniture and fixtures of the Company which individually had an initial cost to the Company of more than $5,000.

         3.15 Leases. Included as Schedule 3.15 is a true and complete list of all leases and options to lease to which the Company is a party or pursuant to which it leases any real property, or any personal property which lease payments aggregated more than $5,000 in 1997, 1998, or 1999, to or from any other party, and describing the property so leased. Each such lease is valid, binding and in full force and effect. The Company is not in default under any such lease, there is no dispute between the Company and the other parties to such leases and to the knowledge of the Company and the Founders none of the other parties to such leases is in default thereunder. Except as set forth in Schedule 3.19 (in which regard the Company will obtain and deliver to Newco at or before Closing all necessary consents in form and substance acceptable to Newco), the consummation of the transactions contemplated by this Agreement will not cause a default under any of such leases. A true and complete copy of each lease and option to lease described on Schedule 3.15 has been furnished to EchoStar.

         3.16 Real Property (Other Than Leases). The Company does not own or have any interest in any real property or improvements thereon (other than the leases included on Schedule 3.15) nor does the Company have any options, agreements or contracts under which the Company has the right or obligation to acquire any interest in any real property or improvements.

         3.17 Software. Included in Schedule 3.17 is a true and complete list of all of the material computer software owned or used by the Company, together with the identity of the owner of such "software", other than software which is commercially available to the public at standard prices. Schedule 3.17 contains a true and complete list of all material leases, licenses of, options to lease, and options to license, computer software held by the Company, and the Company has provided to EchoStar a photocopy of each such lease or license. Except as set forth on Schedule 3.17, and subject to the terms and conditions of the agreements described on Schedule 3.17, the Company presently has the right to use all computer software owned by it and to the knowledge of the Company and the Founders the perpetual right, without additional charge after the date hereof, to use all other computer software which is leased to or licensed to, or otherwise used by the Company.

         3.18 Title to Properties; Condition of Properties. The Company has good and marketable title to all of its properties, interests in properties and assets, real and personal, tangible and intangible, owned or used by it in its business (excluding leased properties and excluding certain immaterial personal property of officers used by them in conducting the business of the Company) including, without limitation, the Company's MediaStream product line, and including, without limitation, those set forth on the Year End Financial Statements or acquired since the date thereof, all of which except as set forth in Schedule 3.18, are free and clear of all claims, mortgages, security interests, restrictions, liens, pledges, charges or encumbrances of any nature whatsoever, except the lien for the current year ad valorem taxes not yet due and payable. Except for minor repairs which are due in the ordinary course of business, such properties, interest in properties and assets are free of material defect, well maintained and in good working order, condition and repair.

         3.19     No Violation; Compliance With Laws.

                 (a) Except as set forth on Schedule 3.19, the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, the fulfillment of and compliance with the terms and provisions hereof do not (x) conflict with or violate any judicial or administrative order, award, judgment or decree to which the Company is a party, (y) conflict with any of the terms, conditions or provisions of the Articles of Incorporation or by-laws of the Company or any material instrument, mortgage, agreement, contract or restriction to which the Company is a party, or by which it is bound or by which its properties are bound, or (z) require the approval, consent or authorization (whether or not previously obtained) of any federal, state or local court or governmental agency, or any creditor of the Company or any other person or entity (other than the Company's Board of Directors and the Company Stockholders) or give any person or entity under any material instrument, agreement, contract, mortgage, judgment, award, order or other restriction the right to terminate, modify or otherwise change the rights or obligations of the Company thereunder.

                 (b) To the knowledge of the Company and the Founders, the conduct of the Company's business is and has been in compliance in all material respects with all federal, state and local laws, statutes, ordinances, rules and regulations and with all orders, writs, injunctions, decrees, awards or other requirements of any court or any other governmental authority applicable thereto. To the knowledge of the Company and the Founders, the Company is not presently charged with nor under governmental investigation with respect to any actual or alleged violation of any such statute, ordinance, rule or regulation, nor is it presently the subject of any pending or threatened adverse proceeding by any governmental or regulatory authority.

          3.20 Licenses, Permits and Franchises. Schedule 3.20 lists all material permits, concessions, licenses, franchises, certificates of compliance, consents, approvals, orders, certificates, authorizations and the like required of the Company, or any employee or officer of the Company, for the operation of the business of the Company (the "Licenses"). The Company has furnished EchoStar a true and correct copy of each of the Licenses. The Licenses constitute all permits, concessions, franchises, certificates of compliance, consents, licenses, orders, approvals, certificates, authorizations and the like required or necessary to permit the Company to carry on its business. Except as set forth on Schedule 3.20, all of the Licenses are freely assignable or transferable upon application to appropriate authorities, are in full force and effect, and no suspension or cancellation of any of them is, to the knowledge of the Company and the Founders, threatened, except for such as may be subject to regular annual or periodic renewal. With respect to any Licenses set forth on Schedule 3.20 which are not automatically assigned as a result of the Merger, the Company and the Founders shall take all such actions as may be necessary or appropriate so that the Merger shall not have a material adverse effect on the Company's and Newco's business both before and after Closing. Except as set forth in Schedule 3.20, neither the Company nor any officer of the Company has had a permit, license or other qualification to conduct, participate or be involved in any business or activity denied, revoked, restricted or suspended, or been involved in any proceeding to deny, revoke, restrict or suspend its rights, powers or privileges under any such permit, license or qualification or been barred from or ordered to cease any activities conducted under any such permit, license or qualification.

          3.21 Contracts, Arrangements and Commitments. The Company is not a party to, or subject to, any of the following, except as set forth on Schedule 3.21:

                  (a) any management or employment contract or any contract, arrangement or commitment with any director, officer, employee, agent, shareholder or representative (including, without limitation, any collective bargaining agreement) of the Company;

                  (b) any contract, arrangement or commitment containing covenants by it not-to-compete in any line of business with any person or entity or restricting the customers from whom or the area in which it may solicit or conduct its business;

                  (c)      any licensing agreement or similar contract;

                  (d) any contracts, arrangements or commitments for capital expenditures in excess of $5,000 in the aggregate;

                  (e) any contract, arrangement, commitment or pledge for civic or charitable contributions;

                  (f)  any  contract,  arrangement  or  commitment  relating  to borrowed money or creating or providing for long-term debt or continuing credit or any guaranty or suretyship obligation with respect thereto or any power of attorney;

                  (g) any material contract, arrangement or commitment which cannot be terminated by the Company on 30 days' notice without penalty or liability;

                  (h) any agreement in which the Company has covenanted to keep any information confidential;

                  (i) any contract, arrangement or commitment not made in the ordinary course of business; or

                  (j) any material contract, arrangement or commitment not set forth on any of the other Schedules attached to this Agreement.

The Company is not in material default under any such contract, arrangement or commitment, nor, to the knowledge of the Company and the Founders, has any event occurred which, with notice or the passage of time, or both, would constitute a material default under any such contract, arrangement or commitment, and to the knowledge of the Company and the Founders, the other parties to such contracts, arrangements and commitments are not in default thereunder. Except as set forth on Schedule 3.19, the consummation of the transactions contemplated by this Agreement will not cause a default under any contract, arrangement or commitment. There are no existing material disputes between the Company, on the one hand, and any other party to any contract, arrangement or commitment, on the other hand. Other than as disclosed on Schedule 3.21, the Company is not a party to any agreement, express or implied, with any party, other than EchoStar, related to the transactions contemplated by this Agreement.

         3.22     Current Employees and Compensation; Officers and Directors

                  (a) Included as Schedule 3.22(a) is a true and complete list of all employees of the Company on the date hereof along with the amount of the current annual salaries or hourly rates. There has been no material change in the salaries or compensation paid to the non-temporary employees or officers of the Company since December 31, 1997. The Company has not, because of past practices or previous commitments with respect to its employees or officers, established any rights on the part of such employees or officers to receive additional compensation, other than normal salary and benefits (including salary deferrals described on Schedule 3.25).

                  (b) Included as Schedule 3.22(b) is a true and complete list of all directors and officers of the Company as of the Closing Date.

                  (c) Neither the execution and delivery of this Agreement nor the consummation of the Merger will, except as set forth in this Agreement, (x) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from the Company to any employee, director or officer or former employee, director or officer of the Company, (y) increase any benefits otherwise payable to any employee, director or officer of the Company or (z) result in the acceleration of the time of payment or vesting of any such benefits.

                  (d) No officer of the Company is violating any contract, arrangement or commitment containing covenants by such employee or officer not-to-compete in any line of business with any person or entity or restricting the clients or customers from whom or the area in which the employee or officer may solicit or conduct business, except such as operate in favor of the Company.

                  (e) Except as provided in Schedule 3.22(e), no actions have been asserted or, to the knowledge of the Company and the Founders, threatened, against the Company or against any officer, director, or shareholder thereof, by employees or former employees of the Company
         (including   without   limitation   part-time,   hourly,  and  contract
         employees).

                  (f) Except as provided in Schedule 3.22(f), no employee of the Company has a written or oral agreement (or an assurance pursuant to any employee manual) which would preclude the Company or the Surviving Corporation from terminating such employee's employment at any time with no obligation to the Company or the Surviving Corporation to make any payment except wages to the date of termination. The Company has not engaged in any discriminatory hiring or employment practices nor have any employment discrimination complaints been filed against the Company with any state or Federal agency.

                  (g) Other than as set forth on Schedule 3.21, there are no arrangements or contracts with any present or former director, officer, employee or independent contractor of the Company, or any other person, that require any deferred compensation, retirement or welfare benefits to be paid or provided following termination of services.

          3.23 Insurance. Included as Schedule 3.23 is a true and complete listing of all insurance policies insuring the Company or maintained by the Company for the benefit of others, detailing the coverage insured against and the amount thereof, the insurance carrier, the policy number, the premium payments and claims made under any liability policy of the Company during the current policy period. The Company does not and has not maintained any self-insurance programs. The Company has not received any oral or written notice from any insurance carrier that the Company's insurance will be canceled in whole or in part.

         3.24     Employee Benefits.

                  (a) Except as set forth on Schedule 3.24, the Company does not maintain or contribute to any (i) "employee pension benefit plans" as described in Section 3(2) of Title I of the Employee Retirement Income Security Act of 1994, as amended ("ERISA") ("Pension Plans"), (ii) "employee welfare benefit plans" as described in Section 3(1) of Title I of ERISA ("Welfare Plans"), (iii) "multi-employer plans" as defined in Section 414(f) of the Internal Revenue Code of 1986, as amended ("Code") ("Multi-Employer Plans"), or (iv) other form of plan or agreement with any of its employees, officers, directors, agents or representatives providing for present or future employee benefits or deferred compensation of any nature whatsoever, including plans or agreements providing stock options or stock purchase ("Compensation Plans"). Except as specifically identified in Schedule 3.24, none of the Compensation Plans requires any contribution to be made by the Company thereunder.

                  (b) The funding method used in each of the Pension Plans Subject to Title I, Subtitle B, Part 3 of ERISA is acceptable under ERISA. The Company is not liable for any contributions or excise taxes due and unpaid under any Pension Plans as of the date hereof, except as identified in Schedule 3.24.

                  (c) Except for amendments identified in Schedule 3.24, including those with permissible retroactive effect, required by changes in Federal law and regulation, which have not been made or completed, the making or completion of which currently are not required to have been made as of the date hereof, all of the Pension Plans and Compensation Plans and any related trust agreements or annuity contracts (or any funding instrument) comply currently, and have complied in the past, with the provisions of ERISA and the Code where required in order to be a qualified plan under Section 401(a) of the Code. A favorable determination letter as to the qualification under the Code of each of the Pension Plans has been issued by the Internal Revenue Service and true and correct copies of each such determination letter have been delivered to EchoStar.

                  (d) Each of the Welfare Plans, Pension Plans and Compensation Plans has been administered in compliance with the requirements of the Code and ERISA and all reports required by any governmental agency with respect to each such plan have been timely filed, except as identified on Schedule 3.24.

                  (e) Neither the Company, nor any of its directors, officers or employees who are fiduciaries, nor any other fiduciary of any of the Pension Plans or Welfare Plans, has engaged in any transaction in violation of Section 406(a) or Section 406(b) of ERISA (for which no exemption exists under Section 408 of ERISA) or any "prohibited transaction" (as defined in Section 4975(c)(1) of the Code) for which no exemption exists under Sections 4975(c)(2) or 4975(d) of the Code.

                  (f) Each group health plan (as defined in Section 4980B(g)(2) of the Code) maintained by the Company has been administered in material compliance with the continuation coverage and notice requirements of Title I, Subtitle B, Part 6 of ERISA and Section 4980B of the Code (and the regulations thereunder).

                  (g) The Company has furnished to EchoStar a true and complete copy of each Pension Plan, Welfare Plan, Multi-Employer Plan and Compensation Plan described on Schedule 3.24, and the most recent annual report (Form 5500 series) required by ERISA and the current summary plan description for each of the Pension Plans, Compensation Plans and Welfare Plans.

         3.25 Indebtedness to or From, and Transactions with Company Officers, Directors, Etc. Neither the Company Stockholders, nor any of the directors, officers, or employees of the Company, nor any immediate family member of any of them, is now indebted to the Company, except for normal travel expense advances, nor is the Company indebted or obligated to any of them, except as set forth on
Schedule 3.25. Except as set forth in Schedule 3.25, there have been no transactions between the Company and any director, officer, employee or "affiliate" (as defined in Rule 405 under the Securities Act of 1933) of the Company. None of the officers, directors, employees or affiliates of the Company, or any member of the immediate family of any such persons, has been a director or officer of, or has had a material interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer or sales agent of the Company or has competed to any extent with the Company, except as otherwise set forth in Schedule 3.25.

         3.26 Bank Accounts, Etc. Included at Schedule 3.26 is a true and complete list of the name of each bank, brokerage firm or other financial institution with which the Company has a depository, checking, borrowing, or similar account, a line of credit, letter of credit, or from which it is authorized to effect debits, or any safe deposit box, and the names of all persons authorized to draw on such accounts, effect such loans or who have access to such safe deposit boxes.

         3.27 Books and Records. Prior to the execution of this Agreement, the Company made available to EchoStar for its examination the books and records of the Company, including, without limitation, computer data and records (the "Records"). The Records are true and complete in all material respects and have been prepared in the usual and customary manner and contain duly and completely entered therein all monies due or to become due from or to, or owing by, and all liabilities (actual, contingent or accrued) of, the Company by reason of any transaction, matter or cause whatsoever. No material changes or additions to the Records of the Company have been made from the date the Records were first made available to EchoStar and nothing which should be set forth in the Records, if prepared in the usual and customary manner of the Company, occurred from the date such Records were first made available to EchoStar, except for such changes, additions or events which have been made or have occurred, as the case may be, in the ordinary course of the business of the Company consistent with the prior practice of the Company or except as is otherwise disclosed in this Agreement or in the schedules attached hereto.

         3.28 Minutes and Stock Books. Prior to the execution of this Agreement, the Company furnished to EchoStar for its examination the minute and stock books of the Company which documents contain a true and complete record of any and all proceedings and actions at all meetings of the Company's stockholders and board of directors required to be set forth in said minutes or for which minutes were prepared. Except as to resolutions required to be delivered pursuant to the provisions of this Agreement, or except as to matters disclosed in the schedules, no changes or additions to the minutes or stock books of the Company have been made since the date such books were furnished to EchoStar, and no proceeding or action required to be set forth in said books has occurred since the date such books were furnished to EchoStar.


         3.29     Tax Returns, Tax Elections.

                  (a)  Except  as listed  on  Schedule  3.29,  the  Company  has prepared, signed and filed all federal, foreign, state, local and other tax returns and reports required to be filed by all applicable laws and regulations on or before the date hereof, and has timely paid or accrued all taxes or installments thereof, interest, penalties, assessments and deficiencies of every kind and nature whatsoever which were due and owing on such tax returns and reports or which were or are otherwise due and owing under all applicable laws and regulations for any periods for which returns or reports were due, whether or not reflected on such returns and reports and whether or not relating to the income of the Company. The provision for taxes in the Year End Financial Statements and in the December Financial Statements were sufficient for the payment of all federal, state, foreign and local taxes attributable to all periods ended prior to the respective dates thereof, and adequate accruals have been made by the Company for all liabilities for taxes accruing since the date of the Year End Financial Statements. The Company has timely paid in full all ad valorem property taxes and other assessments levied on its assets and properties which have heretofore become due and payable. There are in effect no agreements, waivers or other arrangements providing for an extension of time with regard to the assessment of any tax, or any deficiency with respect thereto, against the Company, other than routine extensions in filing deadlines. There are no actions, suits, proceedings, investigations or claims now pending, nor, to the knowledge of the Company and the Founders, proposed, against the Company, nor are there any matters under discussion with the Internal Revenue Service, or other governmental authority, relating to any taxes or assessments, or any claims or deficiencies with respect thereto. The federal income tax returns for the Company have never been audited by the Internal Revenue Service.

                  (b) Except as set forth on Schedule 3.29 there are no material elections or consents filed with the Internal Revenue Service or other taxing authorities affecting the Company. True and complete copies of all federal and state income tax returns filed by the Company since December 31, 1995 have been provided to EchoStar.

                  (c) The Company has withheld proper and accurate  amounts from its employees in full and complete compliance in all material respects with the tax withholding provisions of the Code and other applicable federal, foreign, state or local laws, and has timely filed proper and accurate federal, foreign, state and local returns and reports for all years and periods (and portions thereof) for which any such returns and reports were due with respect to employee income, income tax withholding, withholding taxes, social security taxes and unemployment taxes. All payments due from the Company on account of employee income tax withholding, withholding taxes, social security taxes or unemployment taxes in respect of years and periods (and portions thereof) ended on or prior to the date of the Year End Financial Statements were paid prior to such date or accrued as a liability on the Year End Financial Statements, and all taxes and other amounts in respect of periods subsequent to the date of the Year End Financial Statements have been paid in full, except for amounts for which a payment is not yet due.

                  (d) The Company has paid currently as due all taxes levied or imposed in connection with the Company's use and operations of its assets and the purchase and sale of materials and products relating thereto, including, but not limited to, all applicable sales and use taxes, and none of said taxes are delinquent or constitute a lien on any of the Company's assets, except for the current year ad valorem taxes not yet due and payable.

         3.30 Litigation. Except as set forth on Schedule 3.30, there are no investigations, actions, lawsuits, claims, arbitrations or other proceedings, either judicial, administrative or otherwise, pending, or, to the knowledge of the Company and the Founders, threatened, against or affecting the Company or its business, assets or operations by or before any court, governmental department, commission, board, bureau, agency, mediator, arbitrator or other person or instrumentality. The Company is not a party to, or bound by, any judgment, decree, injunction, award or order of any court, governmental department, commission, agency, arbitrator or any other person.

         3.31 Sensitive Payments. The Company has not, directly or indirectly, paid or delivered any fees, commissions or other sums of money or items of property, however characterized, to any finders, agents, customers, suppliers, governmental officials or other parties that in any manner are related to the business or operations of the Company and which were illegal under any federal, foreign, state or local laws.

         3.32 Environmental Matters. To the Company's knowledge, the Company is in compliance with all applicable federal, state, local and foreign laws relating to emissions, discharges and releases of hazardous materials into the environment and the generation, treatment, storage, transportation and disposal of hazardous wastes, including, without limitation, any applicable provisions of the Resource Conservation and Recovery Act of 1976 or the Comprehensive Environmental Response, Compensation and Liability Act of 1980. For purposes of the foregoing, the term "Hazardous Substance" means any hazardous or toxic substance, material or waste (including, without limitation, petroleum products and by-products) which is regulated by any local governmental authority, any state or the United States.

         3.33 Principal Place of Business; Trade Names. The principal place of business for the Company is, and has been since June 1996, at 250 l4th Street, 4th Floor, Atlanta, Georgia 30318. The Company has no other offices. The Company has not done business under any name other than its corporate name during said period.

         3.34 Subsidiaries. Except as set forth on Schedule 3.34, the Company does not own any capital stock of, nor does it have any proprietary interest in, any other corporation, association, partnership, joint venture or other business organization.

         3.35 Completeness of Statements. No representation, warranty or covenant of the Company in this Agreement contains any untrue statement of a material fact, any misstatement of a material fact or omits to state a material fact necessary to make the statements in this Article III, taken as a whole, not misleading.

         3.36 Year 2000 Compliance. The Company has used commercially reasonable efforts to test all software, hardware, and all other devices containing or utilizing electronic components which are being used in the material operations of the Company (all of the foregoing collectively, "Computer Equipment"), including without limitation all Computer Equipment owned by, leased to, or operated by the Company, and the results of such testing indicate that all Computer Equipment will function normally in all material respects before, during, and after the change from the year 1999 to the year 2000.

         3.37 Examination of SEC Filings and Other Documents. The Company and each of the Company Stockholders have perused, or have had the opportunity to peruse: (i) all of the documents (including amendments and exhibits thereto) filed, during the twelve months preceding the Closing Date, by EchoStar with the U.S. Securities and Exchange Commission ("SEC"), including without limitation the Annual Report on Form 10-K for the year ended December 31, 1997, Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1998, Current Reports on Form 8-K (including without limitation the Forms 8-K filed with the SEC on or about December 1, 1998, December 24, 1998, and January 5, 1999, and all exhibits thereto), registration statements (including without limitation the Form S-4 registration statement filed January 28, 1999), prospectuses, proxy statements, and all exhibits and schedules filed in conjunction with any of the foregoing (collectively, the "SEC Filings"); and
(ii) the Confidential January 15, 1999 EchoStar DBS Corporation Offering Memorandum (the "Offering Memorandum"), and have had the opportunity to discuss with, and ask questions of, EchoStar with respect to any of the items contained therein.

3.38 Effect of Merger Transactions. Upon completion of the Closing as described herein:

(a) EchoStar will own all of the issued and outstanding capital stock of the Company; and


                  (b) No other person or entity will have any pre-emptive or other rights to acquire any of the capital stock of the Company.

         3.39 Reporting. Subject to the provisions of Section 1.10, the Company and each of the Company Stockholders will report the Merger for applicable taxation purposes as a reorganization under Section 368(a)(1)(A) and 368(a)(2)(D) of the Code and will comply with all reporting obligations of the Company and each of the Company Stockholders with respect to the Merger required under the Code and Treasury Regulations thereunder.

                                   ARTICLE IV
              REPRESENTATIONS AND WARRANTIES OF ECHOSTAR AND NEWCO

         EchoStar and Newco hereby, jointly and severally, represent and warrant to the Company and the Company Stockholders as follows:

         4.1 Organization and Standing. EchoStar is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Newco is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. EchoStar and Newco have the corporate power and authority to carry on their respective business as they are now being conducted. Included as Schedule 4.1 are true and correct copies of the Articles of Incorporation and by-laws of EchoStar and Newco as amended to the date hereof.

         4.2 Authorization. EchoStar and Newco each have the corporate power and authority to enter into, deliver and perform this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of EchoStar and Newco, and no other corporate proceedings on the part of EchoStar and Newco are necessary to authorize this Agreement and the consummation of the transactions contemplated hereby. The EchoStar Stock to be issued to the Company Stockholders as set forth in this Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. This Agreement has been duly executed and delivered by EchoStar and Newco and constitutes the valid and binding agreement of EchoStar and Newco, enforceable against them in accordance with its terms, subject to laws of general application in effect affecting creditor's rights and subject to the exercise of judicial discretion in accordance with general equitable principles.

         4.3      No Violation; Compliance With Laws.

                  (a) Except as set forth on Schedule 4.3, the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, the fulfillment of and compliance with the terms and provisions hereof do not (x) conflict with or violate any judicial or administrative order, award, judgment or decree to which EchoStar or Newco is a party, (y) conflict with any of the terms, conditions or provisions of the Articles of Incorporation or by-laws of EchoStar or Newco or any material instrument, mortgage, agreement, contract or restriction to which EchoStar or Newco is bound or which any of their respective properties are bound, or (z) require the approval, consent or authorization (whether or not previously obtained) of any federal, state or local court or governmental agency, or any creditor of EchoStar or Newco or any other person or entity or give any person under any material instrument, agreement, contract, mortgage, judgment, award, order or other restriction the right to terminate, modify or otherwise change the rights or obligations of EchoStar or Newco thereunder.

                  (b) To the  knowledge of EchoStar,  the conduct of  EchoStar's and Newco's business is and has been, in all material respects, in compliance in all material respects with all federal, state and local laws, statutes, ordinances, rules and regulations and with all orders, writs, injunctions, decrees, awards or other requirements of any Court or any other governmental authority applicable thereto. To the knowledge of EchoStar, neither EchoStar nor Newco is presently charged with nor under governmental investigation with respect to any actual or alleged violation of any such statute, ordinance, rule or regulation, nor is it presently the subject of any pending or threatened adverse proceeding by any governmental or regulatory authority.

         4.4      Capitalization; Stock Ownership and Rights.

         (a) All of the outstanding shares of capital stock of EchoStar are duly authorized, validly issued, fully paid and nonassessable.


                  (b) None of the capital stock of EchoStar has been issued in violation of any federal, state or other law pertaining to the issuance of securities, or in violation of any rights, pre-emptive or otherwise, of any present or past stockholder of EchoStar.

         4.5 EchoStar Financial Statements. The consolidated financial statements of EchoStar included in its Annual Report on Form 10-K for its fiscal year ended December 31, 1997 (the "EchoStar Audited Financial Statements") and in its Form 10-Qs for the quarters ended March 31, June 30, and September 30, 1998 (collectively, the "EchoStar Unaudited Financial Statements", and together with the EchoStar Audited Financial Statements and the financial statements contained in the Offering Memorandum, the "EchoStar Financial Statements") are true, complete and correct in all material respects, were compiled from the books and records of EchoStar, and represent actual, bona fide transactions. The EchoStar Financial Statements were prepared in conformity with generally accepted accounting principles applied on a consistent basis. The balance sheets contained in the EchoStar Financial Statements fairly present, in all material respects, the financial condition of EchoStar as of the respective dates of the EchoStar Financial Statements, subject to the absence of footnotes in the case of the EchoStar Unaudited Financial Statements. The statements of operations and cash flows contained in the EchoStar Financial Statements fairly present, in all material respects subject to the absence of footnotes in the case of the EchoStar Unaudited Financial Statements, the results of the operations of EchoStar for the respective periods covered thereby and do not contain any material nonrecurring items, except as otherwise disclosed therein.

         4.6 Absence of Certain Changes. Since September 30, 1998, except in the ordinary course of business, or as set forth on Schedule 4.6 or as disclosed in the SEC Filings, or in connection with the transactions contemplated hereby, there has not been any event, occurrence or development of a state of circumstances or facts which has had or reasonably would be expected to have a material adverse effect on the business, assets, operations, or condition of EchoStar and its subsidiaries, taken as a whole, excluding any change or development resulting from (a) events adversely affecting any of the principal markets served by the business of EchoStar or (b) general economic conditions, including changes in the economies of any of the jurisdictions in which EchoStar or any of its subsidiaries conduct business.

         4.7 Securities Filings. The SEC Filings comply with the requirements of the Securities Exchange Act of 1934 in all material respects, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.8 Completeness of Statements. No representation, warranty, or covenant of EchoStar or Newco in this Agreement contains any untrue statement of a material fact, any misstatement of a material fact or omits to state a material fact necessary to make the statements in this Article IV, taken as a whole, not misleading (any of the foregoing, "False Information"). Notwithstanding anything to the contrary in this Agreement, no representation, warranty, covenant, or other statement of EchoStar shall be deemed, construed, or held to contain False Information if the representation, warranty, or covenant would not be deemed, construed, or held to contain False Information had information or facts contained in the SEC Filings been specifically disclosed or scheduled with respect to, or otherwise included in or excepted from, the representation, warranty, covenant, or other statement of EchoStar at issue. Any information or fact contained in the SEC Filings is deemed to have been fully disclosed to the Company and each of the Company Stockholders by EchoStar hereunder and to have been incorporated into this Agreement.

         4.9 Reporting. Subject to the provisions of Section 1.10, EchoStar and Newco will report the Merger for applicable taxation purposes as a reorganization under Section 368(a)(1)(A) and 368(a)(2)(D) of the Code and will comply with all reporting obligations of EchoStar and Newco with respect to the Merger required under the Code and Treasury Regulations thereunder.


                                    ARTICLE V
                            COVENANTS OF THE PARTIES

         5.1 Conduct of Business Pending the Merger. During the period from the date of this Agreement through the Effective Time, except as otherwise expressly required by this Agreement, the Company shall, in all material respects, carry on its business in, and not enter into any transaction other than in accordance with, the ordinary course of its business as currently conducted and use its reasonable best efforts to preserve intact its current business organization, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it, all to the end that its goodwill and ongoing business shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, the Company shall not, without the prior written consent of EchoStar:

                  (a) (i) declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions in respect of, any of its capital stock, or otherwise make any payments to its shareholders in their capacity as such; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire any shares of its capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

                  (b) issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities, equity equivalent or convertible securities (other than the issuance of Company Stock upon the exercise of Company ISOs outstanding on the date of this Agreement in accordance with their current terms);

                  (c) amend its charter or organization documents or by-laws;

                  (d) acquire or agree to acquire,  by merging or  consolidating with, by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets;

                  (e) sell, lease or otherwise dispose of or agree to sell, lease or otherwise dispose of any of its assets, other than the sale of inventory in the ordinary course of business;

                  (f) incur any indebtedness for borrowed money or guarantee any such indebtedness, or make any loans, advances or capital contributions to, or other investments in, any other person, or retire any outstanding indebtedness for borrowed money, other than loans or advances from EchoStar;

                  (g) enter into or adopt any new stock option or purchase plan;

                  (h) increase the compensation payable or to become payable to its officers or employees, or grant any severance or termination pay to, or enter into, or amend or modify, any employment, severance or consulting agreement with, any director or officer of the Company, or establish, adopt, enter into or, except as may be required to comply with applicable law, amend in any respect or take action to enhance in any respect or accelerate any rights or benefits under, any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy, or arrangement for the benefit of any director, officer or employee;

                  (i) knowingly violate or fail to perform any material obligation or duty imposed upon the Company by any applicable federal, state, local, or foreign law, rule, regulation, guideline or ordinance;

                  (j) take any action, other than reasonable and usual actions in the ordinary course of business consistent with past practice, with respect to accounting policies or procedures; or

                  (k) take any action or fail to take any action that could: (i) prevent any of its warranties and representations herein from being true in all material respects as of the Effective Time; or (ii) jeopardize the performance or fulfillment of any of its obligations or commitments under this Agreement.

         The Company shall promptly advise EchoStar orally and in writing of any change or event having, or which would reasonably be expected to have, a material adverse effect on the Company.

         5.2 No Solicitation. From and after the date hereof until the closing or termination of this Agreement, without the prior written consent of EchoStar, neither the Company nor any of the officers, directors, employees, representatives or agents of the Company or any of its or their affiliates shall directly or indirectly solicit, initiate or participate in any way in discussions or negotiations with, or provide information or assistance to, or enter into any agreement with any person or group of persons concerning any acquisition, merger, consolidation, liquidation, dissolution, disposition of assets (including by way of lease or similar transaction), joint operating transaction, or assist or participate in, facilitate or encourage any effort or attempt by any other person to do or seek to do any of the foregoing. In the event any communication occurs which violates or proposes to violate the terms of this section 5.2, the Company shall, within 24 hours of such communication, notify EchoStar of the communication and all details thereof.

         5.3 Employment Agreements. At the Closing, EchoStar (or one of its direct or indirect subsidiaries), on the one hand, and each of the Founders, on the other hand, shall enter into the Employment Agreements.

         5.4 Actions of the Parties. From the date hereof through the Closing Date, none of the parties will take any action or knowingly permit to be done anything in the conduct of the business of the Company, EchoStar or Newco, as the case may be, or otherwise, which would be contrary to or in breach of any of the warranties, terms, conditions or provisions of this Agreement, or which would cause any of the representations herein to be untrue, and each of the parties hereto shall cause the deliveries for which each party is responsible at the Closing to be made.

         5.5      Filings; Consents; Actions.

                 (a) Subject to the terms and conditions of this Agreement, the parties hereto undertake and agree to (i) file or submit promptly and to prosecute diligently any and all applications to or notices with public authorities, federal, state or local, and requests for approvals, consents, licenses, or waivers of other parties, the filing or granting of which is necessary or appropriate or is reasonably deemed necessary or appropriate by their counsel for the consummation of the transactions contemplated hereby, and to keep each other advised as to the status of the foregoing; (ii) promptly furnish to authorities or other parties all information that may reasonably be requested with respect to the foregoing; (iii) in good faith, take all steps that are within their power to cause to be fulfilled those of the conditions precedent to each party's obligations to consummate the transactions contemplated hereby that are dependent upon their actions; and (iv) use their best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement and not to take any actions that would be inimical to such result.

                 (b) EchoStar shall cause, within a reasonable period of time following the Closing, all shares of its common stock issuable under this Agreement to be listed (or to be listed subject to notice of issuance) on each securities exchange on which shares of its common stock are listed.

                  (c) The Company shall: (i) promptly pay all tax liabilities indicated by returns or other filings or otherwise lawfully levied or assessed upon it or any of its properties (except those tax liabilities which are currently being contested in good faith and with respect to which adequate provision for the payment thereof has been reserved and set aside by the Company); and (ii) withhold or collect and pay to the proper governmental authorities or hold in separate bank accounts for such payment all taxes and other assessments which it believes in good faith to be required by law to be so withheld or collected.

         5.6 Further Actions. Each of the parties hereto agrees that it will, at any time, and from time to time, either before or after the Closing Date, upon the request of the appropriate party, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to complete the transactions contemplated by this Agreement.

         5.7 Non-Waiver. Each of the parties agrees that the representations and warranties made by it hereunder (including the information contained in schedules hereof) and its obligations of indemnification with respect to any breach thereof shall not be affected or deemed waived by reason of any investigation undertaken by or on behalf of any other party hereto, the actual or constructive receipt by them of any documents or materials inconsistent with any such representation and warranty, or the fact that they should have known that any such representation and warranty was inaccurate in any respect.

         5.8  Second  Restated  Shareholders'  Agreement.  Effective  as of  the
Effective Time, the Company Stockholders agree that the Second Restated Shareholders' Agreement, dated March 6, 1997, together with all rights or claims thereunder, shall terminate and be of no further force and effect.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

         6.1 Interim Funding for the Company. The parties hereto acknowledge that EchoStar has loaned to the Company an aggregate of $1,000,000 by way of four Promissory Notes dated October 8, 1998, November 3, 1998, December 1, 1998, and January 4, 1999 respectively (the "Existing Notes"). Notwithstanding anything to the contrary in this Agreement, all Existing Notes shall survive termination of this Agreement. If this Agreement is terminated as a result of a material breach by the Company or any of the Company Stockholders, payment obligations under all Existing Notes shall accelerate and become immediately due and payable.

         6.2 EchoStar Incentive Options. After the Closing, EchoStar agrees to issue incentive stock options to purchase an aggregate of ten thousand (10,000) shares of EchoStar's Common Stock to the Company employees listed on Schedule
6.2 (the "Company Employees") under its 1995 Stock Incentive Plan (the "EchoStar Plan"), said options to be allocated among the Company Employees in accordance with Schedule 6.2. Such options shall be granted to the Company Employees effective on March 31, 1999.

         6.3 Break Up Fee. Notwithstanding anything to the contrary herein, in the event the parties fail to complete the Closing because of a failure of: (i) the Company Stockholders to approve the Merger; or (ii) the Company's board of directors to approve the Merger, then the Company shall be liable to EchoStar for a break up fee. The break up fee shall be $250,000.

                                   ARTICLE VII
                                 INDEMNIFICATION

         7.1 Survival of Representations and Warranties. All statements contained in this Agreement shall be deemed representations and warranties of the party to whom such statement is attributable. All of the representations and warranties set forth in this agreement shall survive the Closing and the consummation of any and all transactions contemplated hereby and any investigation made by EchoStar, Newco, the Company or the Company Stockholders, all for a period ending six months following Closing (such six month period, the "Survival Period"). The liabilities of the parties hereto under their respective representations and warranties will expire as of the expiration of the Survival Period, provided, however, that such expiration will not include, extend or apply to any representation or warranty, the breach of which has been asserted by (i) EchoStar or Newco in a written notice to the Company Stockholders before such expiration, or (ii) Company Stockholders in a written notice to EchoStar or Newco, as applicable, before such expiration, which describes facts or conditions existing that, with the passage of time or otherwise, can reasonably be expected to result in a breach (and describing such potential breach in reasonable detail).

         7.2 Indemnity by Company Stockholders. Subject to the Survival Period set forth in Section 7.1, the Company Stockholders, severally to the extent prorated in Section 7.4 and not jointly, agree to indemnify and hold EchoStar and the Surviving Corporation and their successors and assigns, and each of them, harmless from and against any and all losses, costs, liabilities, damages or deficiencies (including, without limitation, reasonable attorney's fees and court costs) incurred by either EchoStar or the Surviving Corporation resulting from any misrepresentation, breach or failure of any warranty or non-fulfillment of any agreement, covenant or undertaking, on the part of the Company or the Company Stockholders contained in this Agreement. Notwithstanding anything to the contrary contained in this Section 7.2, the Company Stockholders shall have no obligation to indemnify either EchoStar or the Surviving Corporation until such time, if any, as aggregate amounts otherwise recoverable in connection with this Section 7.2 shall exceed One Hundred Thousand Dollars ($100,000.00) (the "Basket"), whereupon the Company Stockholders shall be obligated to indemnify EchoStar and the Surviving Company with respect to all liabilities arising under this Section 7.2 which exceed the Basket, up to, but not exceeding, the Cap (as hereafter defined); provided, however, that the Basket and the Cap shall not serve to limit, restrict or exclude in any manner whatsoever the obligations of the Company Stockholders or the rights and remedies of either EchoStar or the Surviving Corporation in connection with any remedy of either EchoStar or the Surviving Corporation other than, to the extent specifically set forth, the payment of money, or any claims arising under Sections 3.1 or 3.4 of this Agreement. As used in this Article VII, "Cap" shall mean the result obtained by multiplying the number of shares of EchoStar Stock issued by EchoStar to the Company Stockholders at the Closing by $55.88 (the "Market Price").

         7.3 Indemnification by EchoStar and Surviving Corporation. Subject to the Survival Period set forth in Section 7.1, EchoStar and the Surviving Corporation, and their successors and assigns, jointly and severally, shall indemnify the Company Stockholders and hold the Company Stockholders harmless from and against any and all losses, costs, liabilities, damages or deficiencies (including, without limitation, reasonable attorney's fees and court costs) incurred by any of the Company Stockholders resulting from any misrepresentation, breach or failure of any warranty or non-fulfillment of any agreement, covenant or undertaking on the part of EchoStar or the Surviving Corporation contained in this Agreement. Notwithstanding anything to the contrary contained in this Section 7.3, EchoStar and Surviving Corporation shall have no obligation to indemnify the Company Stockholders in respect of any of the foregoing until such time, if any, as amounts otherwise recoverable in connection with this Section 7.3 shall exceed the Basket, whereupon EchoStar and Surviving Corporation shall be obligated to indemnify the Company Stockholders with respect to all liabilities arising under this Section 7.3 which exceed the Basket up to, but not exceeding, the Cap, provided, however, that the Basket and the Cap shall not serve to limit, restrict or exclude in any manner whatsoever the obligations or EchoStar and Newco or the rights and remedies of the Company Stockholders in connection with any remedy of the Company Stockholders other than, to the extent specifically set forth, the payment of money, or any claims arising under Sections 4.2 or 4.4 of this Agreement.

         7.4      Indemnification Procedures.

                  (a) Upon the occurrence of any event for which either the Company Stockholders, EchoStar, or the Surviving Corporation (in each case, an "Indemnified Party") are entitled to indemnification under this Agreement against the other(s) (the "Indemnifying Party"), then the Indemnified Party's sole remedies shall be (x) exercising their rights and remedies in law under this Article VII, and (y) exercising their rights in equity to restrain any other party hereto from breaching any such party's covenant or agreement contained herein not including the payment of money.

                  (b) With respect to indemnification claims relating to claims asserted by third parties against the Indemnified Party, the Indemnified Party shall give reasonable notice to the Indemnifying Party after the Indemnified Party has knowledge of the commencement of any legal proceedings after the date hereof against any Indemnified Party as to such proceedings and, except as set forth in this Section, shall permit the Indemnifying Party to assume the defense of any such legal proceedings by counsel reasonably acceptable to the Indemnified Party. The Indemnifying Party shall permit the Indemnified Party to participate in such litigation and share in the conduct of such litigation (with the Indemnified Party's separate counsel retained at the expense of the Indemnified Party), subject to the Indemnified Party's ultimate control of the proceedings in accordance with and subject to the terms and provisions hereof. Failure by the Indemnifying Party to notify the Indemnified Party of the Indemnifying Party's election to defend any claim or litigation within thirty
(30) days after notice thereof shall be deemed a waiver by the Indemnifying Party of the right to defend such claim and any litigation resulting therefrom; provided, that the failure of the Indemnifying Party to so notify the Indemnified Party shall not affect any indemnity obligation pursuant to the terms of this Article VII. If the Indemnifying Party shall assume the defense of any such claim or litigation resulting therefrom, the Indemnifying Party shall take all reasonable steps, subject to this Article VII, necessary in the defense or settlement of such claim or litigation resulting therefrom and the Indemnified Party shall not admit any liability with respect thereto or settle, compromise, pay or discharge the same without the prior consent of the Indemnifying Party so long as the Indemnifying Party is contesting or defending the same in good faith, and the Indemnified Party shall accept any settlement thereof recommended by the Indemnifying Party so long as the amount of such settlement is paid in full by the Indemnifying Party and otherwise complies with this Agreement. The Indemnifying Party shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment (except with the consent of the Indemnified Party) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim or litigation. In addition, unless the Indemnified Party otherwise consents, no such settlement shall limit, restrict or otherwise affect the right of the Indemnified Party or any of its affiliates to carry on or conduct its or their respective businesses (then or in the future), or require any payment to be made by the Indemnified Party or any of its affiliates in which the Indemnified Party or any of its affiliates carries on or conducts its or their respective businesses (then or in the future). If the Indemnifying Party shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may reasonably defend against such claim or litigation in such manner as the Indemnified Party may reasonably deem appropriate and may settle such claim or litigation on such terms as the Indemnified Party may deem appropriate, and the Indemnifying Party shall prompt1y reimburse the Indemnified Party for the amount of such settlement and all expenses, legal or otherwise, incurred by the Indemnified Party in connection with the defense against or settlement of such claim or litigation. Notwithstanding the foregoing, the aggregate liability of the Indemnifying Party shall be subject to the Cap. If no settlement of such claim or litigation is made, the Indemnifying Party shall promptly reimburse the Indemnified Party for the amount of any judgment rendered with respect to such claim or in such litigation and of all expenses, legal or otherwise, incurred by the Indemnified Party in connection with the defense against such claim or litigation, subject to the terms and conditions of this Section 7.4.

                  (c) If the Company Stockholders, as the Indemnifying Party, become obligated to make a payment to EchoStar or the Surviving Corporation, the obligation for such payment by the Company Stockholders is subject to the following further provisions:

                           (i) The obligation of the Company  Stockholders shall
                  be several, and not joint, and shall be pro rata among the Company Stockholders, with each such Company Shareholder's pro rata share being determined by the percentage that each such Company Shareholder's receipt of EchoStar Stock bears to the total of the EchoStar Stock issued to all Company Stockholders at the Closing (herein such Company Stockholder's pro rata share being referred to as the "Pro Rata Liability"). Notwithstanding the foregoing and any provision in this Agreement to the contrary, the aggregate liability of the Company Stockholders for such indemnification shall be subject to the Cap, and each Company Stockholder's liability shall be subject to such Company Stockholder's Pro Rata Liability.

                           (ii) Each Company  Stockholder who becomes  obligated
                  to make any payment shall be entitled to make such payment of the Company Stockholder's Pro Rata Liability by satisfying such Pro Rata Liability in cash, or all or any portion of such liability may be satisfied by the delivery of shares of the common stock of EchoStar, with, for such purposes, each share of common stock being valued at the "Surrender Value" as hereafter defined. The Surrender Value shall be computed by, and shall mean, the greater of (x) the average of the closing price for shares of EchoStar common stock for the twenty (20) trading days immediately preceding the first day (the "Determination Date") of the month in which the Company Stockholder tenders shares of EchoStar common stock to EchoStar in payment or partial payment of any obligation of such Company Stockholder under this Article VII, or (y) the Market Price of the EchoStar Stock. Notwithstanding the foregoing, in the event EchoStar or the Surviving Corporation commences a civil action against a Company Stockholder to enforce any indemnification obligation under this Article VII, such Company Stockholder shall not be entitled to satisfy any Pro Rata Liability by the delivery of the common stock of EchoStar, unless such Company Stockholder delivers a written notice (the "Company Stockholder's Notice") to EchoStar not later than ninety (90) days after the commencement of such action. If such Company Stockholder delivers the Company Stockholder's Notice within such ninety (90) day period, such Company Stockholder, upon the determination of such Company Stockholder's Pro Rata Liability, may, at such Company
                  Stockholder's election, deliver shares of EchoStar common stock, with such shares delivered being valued based upon a Surrender Value using as the Determination Date the date upon which the Company Stockholder's Notice was delivered. If any Company Stockholder elects to tender shares of the common stock of EchoStar, and at the time of such tender such shares of EchoStar common stock are, as a result of a reclassification, reorganization, share dividend, subdivision or otherwise, different than the EchoStar stock, appropriate adjustment shall be made for the Surrender Value in computing the value of shares of the common stock of EchoStar so surrendered when compared to the Market Price of the EchoStar stock, as shall be equitable in the circumstances.

                  (d) Nature of the Indemnification. Obligation. The parties acknowledge that the indemnification provided to EchoStar by this Article VII is, if indemnified liabilities occur, a Pro Rata Liability of the Company Stockholders because assertion of claims against the Company would provide no effective remedy to EchoStar and under this Agreement no portion of the merger consideration is escrowed or otherwise deferred for future delivery. It is expressly understood and agreed that the provisions of this Article VII are intended to, and shall have the effect of, providing a purchase price adjustment in the merger consideration to the extent that claims are asserted and then satisfied by the Company Stockholders under this Article VII. In the assertion of any claims under this Article VII, the parties shall use their reasonable best efforts to describe such claims, and, if satisfied, the satisfaction of such claims, as adjustments to the merger consideration.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Notices. All notices, requests, consents, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of personal delivery, or (b) on the third day after the date of deposit in the United States Mail, postage prepaid, by certified mail, return receipt requested, or (c) on the date of transmission by telephonic facsimile transmission with written confirmation, or (d) on the first business day after the date of delivery to a nationally recognized overnight courier service, in each case addressed as follows or to such other person or address as either party shall designate by notice to the other parties in accordance herewith:

     If to EchoStar or Newco:

                                                         EchoStar Communications
                                                         Corporation
                                                         5701 South Santa Fe Dr.
                                                         Littleton, CO 80120
                                                         Attn: General Counsel
                                                         Fax: (303) 723-1699


If to Company:                                            Media4, Inc.
                                                          Fourth Floor
                                                          250 Fourteenth Street,
                                                          N.W.
                                                          Atlanta, Georgia 30318
                                                          Attn:  President
                                                          Fax:  (404) 870-0075

With a copy to:                                           Arnall, Golden &
                                                          Gregory, LLP
                                                          2800 One Atlantic
                                                          Center
                                                          1201 West Peachtree
                                                          Street, N.E.
                                                          Atlanta, Georgia
                                                          30309-3450
                                                          Attn:  Donald I.
                                                          Hackney, Jr., Esq.
                                                          Fax:  (404) 873-8639

If to the Company Stockholders:                           At the address  under
                                                          each Company
                                                          Shareholder's
                                                          signature on the
                                                          signature page hereto.

         8.2 Entire Agreement. As used herein, the term "Agreement" shall mean this Agreement, the exhibits hereto and the schedules delivered in connection herewith. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter herein contained, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof, including without limitation the letter of intent, dated October 7, 1998. No representation, promise, inducement or statement of intention has been made or relied upon by any party which has not been embodied in this Agreement, and no party shall be bound by or be liable for any alleged representation, promise, inducement or statement of intention not so set forth. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto, and any of the terms, provisions, and conditions hereof may be waived only by a written instrument signed by the waiving party. Failure of any party at any time or times to require performance of any provision hereof shall not be considered to be a waiver of any succeeding breach of such provision by any party.

         8.3      Payment of Expenses.

                 (a) Commissions. Subject to the Company's agreement with Dan Moore (as identified in Schedule 3.21), EchoStar, Newco, the Company and the Company Stockholders each hereby expressly warrant and represent to the other that no broker, agent, or finder has rendered services in connection with the transaction contemplated under this Agreement. The Company Stockholders hereby indemnify and agree to hold harmless EchoStar and Newco from and against any and all losses, costs, damages and expenses (including reasonable attorney's fees) arising, resulting, sustained or incurred by EchoStar or Newco by reason of any claim by any broker, agent, finder or other person or entity based upon any arrangement or agreement made by the Company Stockholders or the Company in connection with the transactions contemplated under this Agreement. EchoStar does hereby indemnify and agree to hold harmless the Company Stockholders from and against any and all losses, costs, damages and expenses (including reasonable attorney's fees) arising, resulting, sustained or incurred by the Company Stockholders by reason of any claim by any broker, agent, finder or other person or entity based upon any arrangement or agreement made by EchoStar or Newco in connection with the transactions contemplated under this Agreement.

                 (b) Other Expenses. EchoStar will pay all of its legal and accounting costs. The Company Stockholders will pay all of their own expenses to the extent they choose to retain independent legal, tax, accounting, or other professional advisors not retained by or on behalf of the Company. The Company will accrue on its financial statements all of the legal, accounting and auditing costs necessary to consummate this transaction, which (to the fullest extent practicable) shall be charged to the Company's financial statements pre-Closing. In no event, however, shall any costs and expenses of any party hereto under this Section reduce the consideration to be received by the Company Stockholders in exchange for their shares of Company Stock as set forth in this Agreement. The reasonable legal, accounting and auditing costs of the Company will be paid by the Company or the Surviving Corporation at or about the Closing.

                  (c) No Third Party Rights. Except as otherwise provided in this Agreement, nothing herein expressed or implied is intended, nor shall they be construed, to confer upon or give any person, firm or corporation (other than the parties hereto), any rights or remedies under or by reason of this Agreement.

         8.4 Exhibits; Schedules; Sections. All exhibits and the schedules to this Agreement shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full herein. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

         8.5 Knowledge of a Party. References in this Agreement to the knowledge of a party shall mean the knowledge possessed by any of such parties or the present officers or affiliates of such party after diligent investigation, including, without limitation, information which is or has been in the books and records of such party.

         8.6 Binding Effect. This Agreement may not be assigned by any party prior to the Closing without the prior written consent of the other parties. Subject to the foregoing and subject to the other express provisions of this Agreement to the extent otherwise provided, all of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns.

         8.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If it shall be determined at any time by any court of competent jurisdiction that any provision of this Agreement or any portion thereof is unenforceable, then such portions as shall have been determined to be unenforceable shall thereupon be deemed to be so amended as to make such restrictions reasonable in the determination of such Court, and the provisions, as so amended, shall be enforceable between the parties to the same extent as if such amendment had been made prior to the date of any alleged breach of such provision.

         8.8 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         8.9      Governing Law; Jurisdiction.

                  (a) This Agreement and the legal relations between the parties hereto, including all disputes and claims, whether arising in contract, tort or under statute, shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect to its conflict of law provisions.



                  (b) Any and all disputes arising out of, or in connection with, the interpretation, performance or the nonperformance of this Agreement or any and all disputes arising out of, or in connection with, transactions in any way related to this Agreement and/or the relationship between the parties shall be litigated solely and exclusively before the United States District Court for the District of Colorado. The parties consent to the in personam jurisdiction of said court for the purposes of any such litigation, and waive, fully and completely, any right to dismiss and/or transfer any action pursuant to 28 U.S.C. ss.1404 or 1406 (or any successor statute). In the event the United States District Court for the District of Colorado does not have subject matter jurisdiction of said matter, then such matter shall be litigated solely and exclusively before the appropriate state court of competent jurisdiction located in Arapahoe County, State of Colorado.

         8.10     Termination of Agreement.

                  (a) Subject to and in accordance with the terms and provisions of this Section 8.10, the Constituent Parties may, by notice in the manner provided herein given, on or before the Closing, terminate and abandon this Agreement notwithstanding any approval of this Agreement by the respective Boards of Directors or shareholders (as applicable) of the Constituent Parties as follows:

        (i) EchoStar or Newco may so elect to terminate or abandon this Agreement on or after January 30, 1999 in the event of the failure to satisfy one or more of the conditions precedent set forth in Section 2.2 of this Agreement.

       (ii) The Company may so elect to terminate and abandon this Agreement on or after January 30, 1999 in the event of the failure to satisfy one or more of the conditions precedent set forth in Section 2.3 of this Agreement.

      (iii) EchoStar or Newco may so elect to terminate and abandon this Agreement if there has been a material misrepresentation or material breach on the part of the Company or any of the Company
                 Stockholders  in the  representations,
                 warranties or covenants set forth herein, or if there has been any material failure on the part of the Company or any of the Company Stockholders to comply with its or their respective obligations hereunder, or by the Company if there has been a material misrepresentation or material breach on the part of EchoStar or Newco in the representations, warranties or covenants of EchoStar or Newco set forth herein, or if there has been any material failure on the part of EchoStar or Newco to comply with their obligations hereunder; in either event only if the other party does not materially cure such breach within ten (10) business days following written notice from the non-breaching party.

                  (b) In the event EchoStar, Newco, or the Company terminates this Agreement in accordance with Section 8.10(a), all of the parties to this Agreement shall be released and relieved of any further obligation or liability to any other party to this Agreement arising under and by virtue of this Agreement and the other agreements referred to herein, other than the provision of Sections 5.2, 6.1, 6.3, 8.3, 8.6, 8.9, 8.10, 8.11, 8.12, 8.14, and any other provision which would logically be expected to survive termination, which shall survive termination.

                  (c) The power of termination provided for by this Section 8.10 may be exercised for EchoStar, Newco, or the Company only by its respective Board of Directors and will be effective only after written notice thereof, signed on behalf of the party for which it is given by its President or other duly authorized officer, shall have been given to the others.

         8.11 Public Announcements. The transactions contemplated by this Agreement, and the existence of this Agreement, shall remain confidential and there shall be no announcement or press release issued until EchoStar determines that the same is advisable, and then with the consent of the Company, or upon the determination by EchoStar that a press release is required to be made by EchoStar to comply with applicable securities laws or the rules and regulations of the NASDAQ National Market.

         8.12 Confidentiality. Each party shall ensure that all confidential information that such party or any of its representatives, officers, directors, employees, attorneys, agents, investment bankers or accountants may now possess or may hereinafter create or obtain during the course of this transaction relating to the financial condition, results of operations, business, properties, assets, liabilities of future prospects of any of the other parties, any affiliate of any other party, or any customer or supplier of any other party or any such affiliate shall not be published, disclosed or made accessible by any of them to any other person or entity at any time or be used by any of them, in each case without the prior written consent of the owner of such confidential information ("Owner"), provided, however, that the restrictions of this sentence shall not apply (a) as may otherwise be required by law, (b) as may be necessary in connection with the enforcement of this Agreement, or (c) to the extent that such information shall otherwise become publicly available through proper means. Each party shall, and shall cause all of such other persons and entities who received confidential data from it to, deliver to the Owner all tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at such time as this Agreement has been consummated, or terminated prior to consummation.

         8.13 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each of the parties hereto and delivered to the other parties.

         8.14 Enforcement Remedies. If a party (the "Defaulting Party") fails to close the Merger and if such failure constitutes a material breach of this Agreement, the nondefaulting party (the "Nondefaulting Party") shall be entitled, in addition to any other legal or equitable right, to the remedy of specific performance of this Agreement, or to a preliminary or permanent injunction against the breach of this Agreement, or any combination thereof. Except as provided above, none of the rights, powers or remedies conferred herein shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or hereafter available at law, in equity, by statute or otherwise.
                  [Signatures appear on the following pages]

                  [SIGNATURE PAGES FOR THE AGREEMENT AND PLAN OF MERGER]



         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                                         MEDIA4, INC.

                                                  By:
                                                         James A. Stratigos, Jr.
                                                  Its:   President

                                                         ECHOSTAR COMMUNICATIONS
                                                         CORPORATION

                                                  By:
                                                         David Moskowitz
                                                  Its:   Senior Vice President

                                                  ECHOSTAR ACQUISITION
                                                  CORPORATION

                                                  By:
                                                          David Moskowitz
                                                  Its:    Senior Vice President

                                                  COMPANY STOCKHOLDERS:

                                                  ALCATEL C.I.T., S.A.

                                                  By:
                                                  Its:
                                                  Address:5 rue Noel PONS
                                                  92734 NANTERRE Cedex
                                                  France

                                                  ALLEN & COMPANY, INCORPORATED

                                                  By:
                                                  Its:
                                                  Address:711 Fifth Avenue
                                                  New York, New York 10022


                                                  INTEL CORPORATION

                                                  By:
                                                  Its:
                                                  Address:2200 Mission College
                                                  Blvd.
                                                  Santa Clara,  California 95052

                                                  SSE TELECOM, INC.

                                                  By:
                                                  Its:
                                                  Address:8230 Leesburg Pike
                                                  Suite 710
                                                  Vienna, Virginia 22182



                                          -----------------------------------
                                          JEFFREY J. MEYERS
                                          Address:Media4, Inc.
                                                  4th Floor
                                                  250 Fourteenth Street
                                                  Atlanta, Georgia 30318


                                           ------------------------------------
                                           JAMES A. STRATIGOS, JR.
                                           Address:Media4, Inc.
                                                   4th Floor
                                                   250 Fourteenth St.
                                                   Atlanta, Georgia 30318


                                            ------------------------------------
                                            JOHN M. YAKEMOVIC
                                            Address:Media4, Inc.
                                                    4th Floor
                                                    250 Fourteenth St.
                                                    Atlanta, Georgia 30318

EXHIBIT 4.1

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 1st day of February, 1999, by and among EchoStarCommunications Corporation, a Nevada corporation ("EchoStar"), and Alcatel C.I.T., S.a., an entity organized under the laws of France and the successor to the rights and obligations of Alcatel Telespace,S.A.("Alcatel"), INTEL CORPORATION, a Delaware corporation ("Intel"), ALLEN & COMPANY INCORPORATED, a New York corporation ("Allen"), SSE Telecom, Inc., a Delaware corporation ("SSET"), JAMES A. STRATIGOS, JR. ("Mr. Stratigos"), JEFFREY J. MEYERS ("Mr. Meyers"), and JOHN M. YAKEMOVIC ("Mr. Yakemovic") (Alcatel, Intel, Allen, and Messrs. Stratigos, Meyers and Yakemovic, and any permitted assignees thereof, are herein individually referred to as a "Holder" and collectively as the "Holders").

         RECITALS:

         WHEREAS, EchoStar Acquisition Corporation, a wholly owned subsidiary of EchoStar ("Newco"), MEDIA4, INC., a Georgia corporation (the "Company"), and the Holders, entered into an Agreement and Plan of Merger dated as of February 1, 1999 (the "Merger Agreement"), pursuant to which they agreed that, subject to the occurrence of certain events and the fulfillment of certain conditions, the Company would merge into and with Newco (the "Merger");

         WHEREAS, in connection with the Merger, the Holders will exchange their shares of capital stock in the Company for shares of EchoStar common stock (the "EchoStar Exchange Shares");

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein and of the mutual benefits to be derived herefrom, and intending to be legally bound, the parties hereto agree as follows:


                                    ARTICLE I
                               DEMAND REGISTRATION

                  (a) If EchoStar shall receive, during the term of this Agreement, a written request from the Holders of ten percent (10%) or more of the shares of the Registrable Securities (as defined below) then outstanding that EchoStar file a registration statement under the Securities Act of 1933, as amended, (the "Securities Act") covering the registration of at least ten percent (10%) of the Registrable Securities then outstanding (the "Demand Registration"), then EchoStar shall, within ten (10) business days of the receipt thereof, give written notice of such request to all Holders in accordance with Section 9.1 hereof, and shall use commercially reasonable efforts to effect as soon as practicable the registration under the Securities Act of 1933, as amended (the "Securities Act") on Form S-3 or other applicable Form if Form S-3 is not available or has been rescinded or replaced (the "Registration Statement") of all Registrable Securities which the Holders request in writing to be registered within twenty (20) days of the mailing of such notice by EchoStar, but in no event shall EchoStar be required to file a Registration Statement with respect to fewer than 40,000 shares; EchoStar shall be required to file no more than one (1) Registration Statement pursuant to the provisions of this Article I (a). The term "Registrable Securities" means (i) the shares of EchoStar common stock issued to the Holders pursuant to the Merger Agreement and (ii) any other shares of EchoStar common stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Registrable Securities; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, EchoStar common stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

                  (b) If a majority of the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of a firm commitment underwritten public offering under the Securities Act (an "Underwritten Offering"), they shall so advise EchoStar as a part of their request made pursuant to this
Article I, and EchoStar shall include such information in the written notices referred to in Article I above. The decision of whether to obtain an underwriter and the identity of the underwriter will be selected by a majority in interest of the Holders including Registrable Securities in the requested registration and shall be reasonably acceptable to EchoStar. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with EchoStar as provided in Article II hereof) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Article I, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of EchoStar owned by each Holder and to be included in the underwriting; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities, if any, are first entirely excluded from the underwriting. All costs and expenses arising out of or associated with the use of an underwriter in the demand registration, including without limitation all underwriter fees, commissions, legal expenses and other costs, shall be borne solely by participating Holders on a pro rata basis.

                  (c) EchoStar may postpone for a reasonable period of time, not to exceed ninety (90) days from the date notification of such delay is sent to the Holders, the filing or the effectiveness of the Registration Statement if the Board of Directors of EchoStar in good faith determines that (A) such registration might have a material adverse effect on any plan or proposal by EchoStar with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or (B) EchoStar is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to EchoStar.


                                   ARTICLE II
                             REGISTRATION PROCEDURES

         Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, EchoStar will use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto EchoStar will as expeditiously as reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement (the "Registration Statement") on Form S-3, or other applicable Form if Form S-3 is not available or has been rescinded or replaced, with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective within ninety (90) days of the date that EchoStar received a request for the registration of such Registrable Securities from the Holders in accordance with the terms of Article I; and

                  (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one hundred twenty (120) consecutive days, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement; and

                  (c) Furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller; and

                  (d) Use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as the sellers shall request and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities owned by such sellers (provided that EchoStar will not be required to qualify generally to do business or file any general consent to service of process in any jurisdiction where it would not otherwise be required to qualify or file but for this subparagraph); and

                  (e) Notify each seller of such Registrable Securities promptly at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and prepare and file promptly with the SEC (but in no event later than 5 business days following notice of the occurrence of such event to each seller of Registrable Securities) and promptly notify each Holder of Registrable Securities of the filing of, a supplement to such prospectus or an amendment to the Registration Statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and in the case of an amendment to the Registration Statement, use reasonable efforts to cause it to become effective as soon as possible; and

                  (f) Make available for inspection by any seller of Registrable
Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records (reasonably requested), pertinent corporate documents and contracts of EchoStar as shall be reasonable necessary to enable them to exercise their due diligence responsibility, and cause EchoStar's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that each seller of Registrable Securities agrees that information obtained by it as a result of such inspections which is deemed confidential shall not be used by it as the basis for any market transaction in securities of EchoStar unless and until such information is made generally available to the public and each such seller shall cause any attorney, accountant or agent retained by such seller to keep confidential any such information; and

                  (g) In the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such Registration Statement for sale in any jurisdiction, EchoStar will promptly notify each seller of such and will use reasonable efforts to promptly obtain the withdrawal of such order; and

                  (h) If the  offering  is to be  underwritten,  enter  into any
necessary   agreements  in  connection   therewith  (including  an  underwriting
agreement containing customary representations, warranties and agreements); and

                  (i) Take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in such form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings, obtain opinions of counsel to EchoStar and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the managing underwriters, if any, and the sellers), and obtain "cold comfort" letters and updates thereof from EchoStar's independent certified public accountants addressed to the sellers and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings; and

                  (j) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or other quotation service on which similar securities issued by EchoStar are then listed; and

                  (k) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not rated in the effective date of such registration.


                                   ARTICLE III

                              REGISTRATION EXPENSES

                  All expenses incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and all reasonable fees and disbursements of counsel for EchoStar and all independent certified public accountants, underwriters and other persons retained by EchoStar (all such expenses being herein called "Registration
Expenses"), will be borne by the Holders on a pro rata basis (based on the number of Registrable Securities to be registered by such Holder). The Holders will also bear any transfer taxes and underwriting discounts or commissions applicable to the Registrable Securities sold by the Holders.



                            ARTICLE IV



            UNDERTAKINGS OF THE HOLDERS OF REGISTRABLE SECURITIES



                           4.1      Suspension  of Sales.  If any  Registrable
Securities are included in a Registration Statement pursuant to the terms of this Agreement, the Holder thereof will not (until further notice) effect sales thereof after receipt of written notice from EchoStar pursuant to Article 2(e) of the occurrence of an event specified therein in order to permit EchoStar to correct or update the Registration Statement or prospectus, provided that the obligations of EchoStar with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.


         4.2 Compliance. If any Registrable Securities are being registered in any registration pursuant to this Agreement, the Holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules promulgated thereunder by the SEC and, at the request of EchoStar, will execute and deliver to EchoStar and to any underwriter participating in such offering an appropriate agreement to such effect.

         4.3 Termination of Effectiveness. At the end of the period during which EchoStar is obligated to keep a Registration Statement current and effective as described herein, each Holder of Registrable Securities included in the Registration Statement shall discontinue sales thereof pursuant to such Registration Statement, unless such Holder has received written notice from EchoStar of its intention to continue the effectiveness of such Registration Statement with respect to any of such securities which remain unsold.

         4.4 Furnish Information. It shall be a condition precedent to the obligations of EchoStar to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to EchoStar such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities or as shall otherwise reasonably be requested by EchoStar. EchoStar shall have no obligation with respect to any registration requested pursuant to
Article I of this Agreement if, as a result of the application of the preceding sentence, the number of shares of the Registrable Securities to be included in the registration does not equal or exceed the number of shares required to originally trigger EchoStar's obligation to initiate such registration as specified in Article I(a).


                                    ARTICLE V
                           UNDERWRITTEN REGISTRATIONS

         5.1 Furnish Information. No Holder of Registrable Securities may participate in any registration hereunder which is underwritten unless such Holder (i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holder or Holders entitled hereunder to approve such arrangements; (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and its own expenses (including, without limitation, counsel fees).

         5.2 Right of Approval. EchoStar shall not include in any Registration Statement (or attachments or exhibits thereto) filed by EchoStar (under this
Agreement or otherwise) pursuant to the Securities Act any information describing or relating to the Holder or any Holder Affiliate (as defined in Article VI) or the relationship of the Holder or any Holder Affiliate with EchoStar without the advance written consent of the Holder, which consent shall not be unreasonably withheld or delayed; provided however, that any information furnished EchoStar in writing by a Holder or any Holder Affiliate shall be deemed to have been furnished to EchoStar with such consent. In the event that a Holder does not provide such consent, and does not cooperate with EchoStar in the reasonable inclusion of information in the Registration Statement, EchoStar shall have no obligation to register the shares of such Holder as provided in this Agreement.

         5.3 Delay of Registration. No Holder of Registrable Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying the preparation of, or declaration of the effectiveness of, any Registration Statement initiated in accordance with the terms of this Agreement if such injunction is the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.


                                   ARTICLE VI
                        ASSIGNMENT OF REGISTRATION RIGHTS

                  The rights of the Holders under this Agreement may not be assigned; provided, however, that each Holder may assign its rights hereunder to any transferee of all or any portion of Registrable Securities held by such Holder if the transferee (i) is a direct or indirect wholly-owned subsidiary of either Alcatel, Intel, or Allen and (ii) agrees in writing with EchoStar to be bound by all of the provisions contained herein applicable to the transferor (such agreement being evidenced by the execution of a Counterpart and Acknowledgment substantially in the form attached hereto as Exhibit A). All Registrable Securities held or acquired by a Holder Affiliate shall be aggregated with all Registrable Securities held by the Holder for the purpose of determining the availability to the Holders of Registrable Securities of any rights under this Agreement; provided however, that under no circumstances shall EchoStar have any obligation hereunder to register shares other than Registrable Securities. For purposes of this Agreement, the term "Holder Affiliate" means any person that, directly or indirectly, controls or is controlled by or is under common control with the Holder. For purposes of this definition, control of a person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, whether by contract or otherwise and, in any event and without limiting the foregoing, any person owning fifty percent (50%) or more of the voting securities of another person shall be deemed to control that person.


                                   ARTICLE VII
                                 INDEMNIFICATION

         7.1 Indemnification by EchoStar. EchoStar shall indemnify and hold harmless, with respect to any Registration Statement filed by it, to the fullest extent permitted by law, each Holder of Registrable Securities covered by such Registration Statement, its officers, directors, employees, agents and general or limited partners (and the directors, officers, employees and agents thereof) and each other person, if any, who controls such Holder within the meaning of the Securities Act (collectively, the "Holder Indemnified Parties") against all losses, claims, damages, liabilities and expenses joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with EchoStar's consent, which consent shall not be unreasonably delayed or withheld) to which any such Holder Indemnified Party may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any other federal law, any state or common law, any rule or regulation promulgated thereunder or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if EchoStar shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by EchoStar of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder in connection with any such registration; and in each such case, EchoStar shall reimburse each such Holder Indemnified Party for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding, provided, however, that EchoStar shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to EchoStar by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party for use in the preparation thereof, and provided further, that EchoStar shall not be liable to any such Holder Indemnified Party with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a Person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if EchoStar has previously furnished copies thereof to such Holder Indemnified Party in compliance with this Agreement and the loss, claim, damage, liability or expense of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

         7.2 Indemnification by Holders. Each Holder of Registrable Securities participating in any registration hereunder shall indemnify and hold harmless, to the fullest extent permitted by law, EchoStar, its directors, officers, employees and agents, and each Person who controls EchoStar (within the meaning of the Securities Act) (collectively, "EchoStar Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such Holder's consent, which consent shall not be unreasonably delayed or withheld) to which any EchoStar Indemnified Parties may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if EchoStar shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and in the cases described in clauses (i) and (ii) of this Section 7.2, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder relating to such Holder for use in the preparation of the documents described in such clauses (i) and (ii) and EchoStar does not know, at the time such information is included in the Registration Statement, prospectus, preliminary prospectus, amendment or supplement, that such information is false or misleading, (iii) any violation by such Holder of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder applicable to such Holder and relating to action of or inaction by such Holder in connection with any such registration, and (iv) with respect to any preliminary prospectus, the fact that such Holder sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding the documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if EchoStar has previously furnished copies thereof to such Holder in compliance with this Agreement and the loss, claim, damage, liability or expense of such EchoStar Indemnified Party results from an untrue statement or omission of a material fact relating to information provided by such Holder contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of EchoStar Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such Holder.

         7.3 Conduct of Indemnification Proceedings. Promptly after receipt by an identified party under Sections 7.1 or 7.2 above of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for indemnification may be made pursuant to this Section, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof, provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under Sections 7.1 or 7.2 above is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this
Article VII for any legal expenses of counsel or any other expenses (other than reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably delayed or withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgement or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim and a full release of all persons that may be entitled to or obligated to provide indemnification or contribution under this Article.

         7.4 Contribution. If the indemnification provided for in this Article VII is unavailable to or insufficient to hold harmless an indemnified party under Sections 7.1 or 7.2, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in Sections 7.1 or 7.2 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this Section 7.4 shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 7.3 if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 7.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this
Section 7.4 of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for contribution may be made against an indemnifying party under this Section 7.4, such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement thereof (if the notice specified in Section 7.3 has not been given with respect to such action), provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this Section 7.4, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section
7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of equitable considerations referred to in this
Section 7.4.

         If indemnification is available under this Article VII, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 7.1 and 7.2 hereof, without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.4. The provisions of this Section
7.4 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

         7.5 Indemnification and Contribution of Underwriters. In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, EchoStar and all sellers of Registrable Securities included in any Registration Statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Article VII) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

         7.6 Aggregate Liability of the Holders of Registrable Securities. The aggregate amount which any Holder of Registrable Securities shall be required to pay pursuant to this Article VII, pursuant to any representation or warranty provided in connection with, or indemnity, contribution or reimbursement agreements executed in connection with, any underwritten offering, or pursuant to any other transactions contemplated hereby or thereby shall be limited to the amount of proceeds received by such Holder upon the sale of the Registrable Securities and other securities of EchoStar (after deducting any underwriting commissions, discounts, transfer taxes and expenses applicable thereto) pursuant to the Registration Statement giving rise to such claim.

         7.7 Aggregate Liability of EchoStar. The aggregate amount which EchoStar shall be required to pay pursuant to this Article VII, pursuant to any representation or warranty provided in connection with, or indemnity, contribution or reimbursement agreements executed in connection with, any underwritten offering, or pursuant to any other transactions contemplated hereby or thereby shall be limited to the market value (as determined by the last reported closing price) of the Registrable Securities (after deducting any expenses incurred by EchoStar pursuant to, or as a result of, this Agreement) on the date of the notice provided to EchoStar pursuant to Section I(a) of this Agreement, plus the amount of the reasonable attorneys' fees of one counsel for the Holders.


                                  ARTICLE VIII
                                   TERMINATION

         This Agreement shall terminate on the date which is three years from the date of the Merger Agreement.


                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Notices. All notices, requests and other communications hereunder shall be in writing and will be deemed to have been duly given and received (i) when personally delivered, (ii) when sent by telefax to a party, (iii) three (3) business days after the day on which the same has been delivered prepaid to an international courier service, or (iv) ten (10) business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the party to whom such notice is to be given at the address for such party contained in the books and records of EchoStar. Any party hereto from time to time may change its address, telefax number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         9.2 Fees and Expenses. EchoStar and each Holder shall each bear its own expenses in connection with the negotiation and preparation of this Agreement.

         9.3 Rights of Holders. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other Holder of any securities of EchoStar as a result of exercising or refraining from exercising any such right or rights.

         9.4 Assignment. Subject to the provisions of Article VI hereof, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

         9.5 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by either party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

         9.6 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         9.7 Remedies. Each party hereto will be entitled to enforce any right granted to such party by any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         9.8 Public Announcements. Except as otherwise required by law, no party hereto shall issue any press release or make any other public announcement with respect to the transactions contemplated hereby without the approval of the other party hereto, which approval shall not be unreasonably withheld or delayed.

         9.9 Entire Agreement. This Agreement supersedes all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

         9.10 Captions. The captions used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         9.11 Exhibits and Schedules. All exhibits and schedules, if any, referred to in this Agreement, all attachments to such exhibits or schedules, and any other attachment to this Agreement are hereby incorporated by reference into this Agreement and hereby are made a part of this Agreement as if set out in full herein.

         9.12     Governing Law; Jurisdiction.

                  (a) This Agreement and the legal relations between the parties hereto, including all disputes and claims, whether arising in contract, tort or under statute, shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect to its conflict of law provisions.



                  (b) Any and all disputes arising out of, or in connection with, the interpretation, performance or the nonperformance of this Agreement or any and all disputes arising out of, or in connection with, transactions in any way related to this Agreement and/or the relationship between the parties shall be litigated solely and exclusively before the United States District Court for the District of Colorado. The parties consent to the in personam jurisdiction of said court for the purposes of any such litigation, and waive, fully and completely, any right to dismiss and/or transfer any action pursuant to 28 U.S.C. ss.1404 or 1406 (or any successor statute). In the event the United States District Court for the District of Colorado does not have subject matter jurisdiction of said matter, then such matter shall be litigated solely and exclusively before the appropriate state court of competent jurisdiction located in Arapahoe County, State of Colorado.

         9.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         9.14 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.15 No Third Party Beneficiary. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

                   [signatures appear on the following pages]

                   [REGISTRATION RIGHTS AGREEMENT SIGNATURES]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             ECHOSTAR COMMUNICATIONS
                        CORPORATION, a Nevada corporation


                        By: ____________________________________

                        Name: __________________________________

                        Title: ___________________________________


                  ALCATEL C.I.T., a French societe anonyme, and successor to the rights of Alcatel Telespace, S.A.


                         By: ____________________________________

                         Name: __________________________________

                         Title: ___________________________________


                  INTEL CORPORATION, a Delaware corporation


                          By: ____________________________________

                          Name: __________________________________

                          Title: ___________________________________

                  ALLEN & COMPANY INCORPORATED, a New York corporation


                           By: ____________________________________

                           Name: __________________________________

                           Title: ___________________________________


                   SSE TELECOM, INC.


                            By: ____________________________________

                            Name: __________________________________

                            Title: ___________________________________



                            ---------------------------------------
                            JAMES A. STRATIGOS, JR.


                            ---------------------------------------
                            JEFFREY J. MEYERS


                            ---------------------------------------
                            JOHN M. YAKEMOVIC